                                                                   EXHIBIT 10.23

THIS DOCUMENT WAS, WITH THE
ADVICE OF LOCAL COUNSEL, PREPARED BY:
Cynthia J Williams, Esq.
Day, Berry & Howard
260 Franklin Street
Boston, MA 02110

RECORDING REQUESTED BY AND UPON
RECORDATION RETURN TO:
Cynthia J. Williams, Esq.
Day, Berry & Howard
260 Franklin Street
Boston, MA 02110

                     INDENTURE OF MORTGAGE, DEED OF TRUST,
                      SECURITY AGREEMENT, FIXTURE FILING,
                      FINANCING STATEMENT AND ASSIGNMENT
                              OF RENTS AND LEASES

                         dated as of February 13, 1998

                                    between

                          MERKERT ENTERPRISES, INC.,
                          a Massachusetts corporation
                                   as Owner
                              500 Turnpike Street
                          Canton, Massachusetts 02021


                                      and

                      CORPORATE REAL ESTATE CAPITAL, LLC,
                     a Delaware limited liability company,
                            as Lender and Mortgagee
                         c/o U.S. Realty Advisors, LLC
                    1370 Avenue of the Americas, 29th Floor
                              New York, NY 10019

                THIS INSTRUMENT IS TO BE INDEXED AS A MORTGAGE
                          AND AS A FIXTURE FILING IN
                       THE COMMONWEALTH OF MASSACHUSETTS

                               TABLE OF CONTENTS

ARTICLE 1    Definition of Terms.........................................................    5

ARTICLE 2    Covenants...................................................................   18
             Section 2.1     Payment of the Indebtedness.................................   19
             Section 2.2     Title to the Mortgaged Property.............................   20
             Section 2.3     Maintenance of Mortgaged Property; Compliance with
                             Legal Requirements; Inspection; Alterations.................   22
             Section 2.4     Insurance; Restoration......................................   26
             Section 2.5     Condemnation................................................   34
             Section 2.6     Impositions.................................................   34
             Section 2.7     Use of Loan Proceeds........................................   34
             Section 2.8     Permitted Contests..........................................   34
             Section 2.9     Prepayment..................................................   35
             Section 2.10    Maintenance of Existence; Merger and Consolidation..........   35
             Section 2.11    Conveyance in Anticipation of Condemnation, Granting
                             of Easements, Etc...........................................   36
             Section 2.12    Costs of Defending and Upholding the Lien...................   37
             Section 2.13    Costs of Enforcement........................................   37
             Section 2.14    Interest on Advances and Expenses...........................   37
             Section 2.15    Indemnification.............................................   38
             Section 2.16    Transfers...................................................   38
             Section 2.17    Estoppel Certificates.......................................   39
             Section 2.18    Assignment of Leases, Other Contracts and Property Income...   40
             Section 2.19    Cash Management.............................................   40
             Section 2.20    Defeasance Requirements.....................................   42
             Section 2.21    Owner Information Covenants.................................   44
             Section 2.22    Environmental Matters.......................................   46
             Section 2.23    Perform Loan Documents; Cooperate in Legal Proceedings;
                             Further Assurances..........................................   51
             Section 2.24    Cooperate with Securitization...............................   52

ARTICLE 3    Security Agreement..........................................................   53
             Section 3.1     Representations and Warranties..............................   53
             Section 3.2     Survival of Article 3.......................................   53
             Section 3.3     Security Agreement..........................................   53

ARTICLE 4    Default and Remedies........................................................   56
             Section 4.1     Events of Default...........................................   56
             Section 4.2     Remedies....................................................   58
             Section 4.3     General Provisions Regarding Remedies.......................   60

ARTICLE 5    Miscellaneous..............................................................   67
             Section 5.1     Notices....................................................   67
             Section 5.2     Binding Obligations; Joint and Several.....................   68
             Section 5.3     Captions...................................................   68
             Section 5.4     Severability...............................................   68
             Section 5.5     Owner's Indebtedness Absolute..............................   68
             Section 5.6     Amendments.................................................   69
             Section 5.7     Other Loan Documents and Schedules.........................   69
             Section 5.8     Merger.....................................................   69
             Section 5.9     Time of the Essence........................................   69
             Section 5.10    Release....................................................   69
             Section 5.11    Offsets, Counterclaims and Defenses........................   70
             Section 5.12    No Joint Venture or Partnership............................   70
             Section 5.13    Publicity..................................................   70
             Section 5.14    Governing Law..............................................   70
             Section 5.15    Lender's Discretion........................................   70

EXHIBITS
     Exhibit A:     Legal Description of the Land
     Exhibit B:     Allocated Building Debt

INDENTURE OF MORTGAGE, DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING, FINANCING STATEMENT AND ASSIGNMENT OF RENTS AND LEASES (this "Indenture"), dated
                                                              ---------
as of February 13, 1998, made by MERKERT ENTERPRISES, INC. (together with its permitted successors and assigns, "Owner") as mortgagor of interests in real
                                   -----
property under this Indenture, and as debtor with respect to the security interests in personal property hereby created, with respect to the Mortgaged Property to and for the benefit of CORPORATE REAL ESTATE CAPITAL, LLC, a Delaware limited liability company (together with its successors and assigns, "Lender"), as mortgagee of interests in real property under this Indenture, and
-------
as secured party with respect to security interests in personal property created under this Indenture. Capitalized terms used herein shall have the meaning set forth in Article I hereto.

                                R E C I T A L S:
                                ---------------

A. Owner is the fee simple owner of the Land and of all Improvements located on the Land.

B.   On the date hereof, Lender has made a loan (the "Loan") in the original
                                                      ----
principal amount of NINE MILLION FIVE HUNDRED THOUSAND DOLLARS ($9,500,000) pursuant to the terms of the Loan Agreement, which Loan is evidenced by the Note, made by Owner, as maker, in favor of Lender, or order, as payee.

C. Owner intends by the execution and delivery of this Indenture to secure the payment and performance of the Loan and all other Indebtedness of Owner to Lender.

D.   Owner intends these Recitals to be a material part of this Indenture.


     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     I. This Indenture shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, and shall be deemed to be effective as of the date of delivery hereof.

     II. This Indenture constitutes a mortgage and security agreement encumbering the Mortgaged Property upon the terms and conditions set forth herein to secure the Loan and all other Indebtedness of Owner to Lender.

     III Owner represents and warrants that the original Principal Amount of the Loan is evidenced by the Note and that this Indenture constitutes a valid first priority lien on, and security interest in, the Mortgaged Property securing the Loan evidenced by the Note and all other Indebtedness of Owner to Lender.

                        G R A N T I N G   C L A U S E S
                        -------------------------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure

     (i) the payment of principal, interest, Default Rate Interest, if any, Make Whole Premium, if any, Late Charges, if any, Defeasance Deposit, if any, and all other sums and Indebtedness now or hereafter due and payable in connection with the Loan made by Lender, as lender, to Owner, as borrower, pursuant to that certain Loan Agreement, of even date herewith (the "Loan
                                                                     ----
Agreement"), between Lender and Owner, which Loan is evidenced by the Note and
---------
secured, by this Indenture,

     (ii) payment of all sums with interest thereon becoming due and payable to Lender under this Indenture, the Loan Agreement, the Note or any other Loan Document, and

     (iii) the performance and discharge or each and every obligation, covenant and agreement of Owner under this Indenture, the Loan Agreement, the Note and any other Loan Document (collectively the "Indebtedness"),
                                                    ------------

Owner has created a security interest in favor of Lender in, and has mortgaged, granted, conveyed, assigned, bargained, sold, pledged, given, transferred and set over to Lender, and by these presents does hereby create a security interest in favor of Lender in, and does hereby irrevocably mortgage, grant, convey, assign, bargain, sell, pledge, give, transfer and set over to Lender, with power of sale, all of the property described in the following Granting Clauses, subject only to Permitted Encumbrances to the extent applicable to such property, including the following:

                             Granting Clause First
                             ---------------------

     All of Owner's right, title and interest, claim and demand in, to and under the following described property, whether now owned or hereafter required:

     The parcel of real property described in EXHIBIT A hereto (the "Land");
                                                                     ----

     TOGETHER with the buildings, foundations, structures and improvements (including fixtures) now or hereafter located on or in the Land (collectively, the "Improvements");
     ------------

     TOGETHER with all right, title and interest, if any, of Owner in and to the streets and roads, opened or proposed, abutting the Land, all strips and gores within or adjoining the Land, the air space and right to use the air space above the Land, all rights of ingress and egress to and from the Land, all easements, rights of way, reversions, remainders, hereditaments, and appurtenances now or hereafter affecting the Land or the Improvements thereon, all royalties and rights and privileges appertaining to the use and enjoyment of the Land or the Improvements thereon, including all air, lateral support, alley, drainage, water, oil, gas and mineral rights, options to purchase or lease, and all other interests, estates or claims, in law or in equity, which Owner now has or hereafter may acquire in or with respect to the Land or the Improvements thereon (collectively, the "Appurtenances"); and
                            -------------

     TOGETHER with all rents, income, revenues, issues, awards, proceeds and profits from and in respect of the property described in this Granting Clause First which are hereby (except as otherwise set forth in Granting Clause Second) specifically assigned, transferred and set over to Lender, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described which is now owned or held or is hereafter acquired by Owner and is affixed, attached and annexed to the Land shall be and remain or become and constitute a portion of the Mortgaged Property and the security covered by and subject to the Lien hereof. The Land together with the Improvements, the Appurtenances and the other property described in this Granting Clause First relating thereto are herein collectively called the "Property";
 --------

                             Granting Clause Second
                             ----------------------

     All of Owner's right, title, and interest, claim and demand in, to and under the following described property, whether now owned or hereafter acquired:

     All equipment, fittings, furnishings, appliances, apparatus, and machinery in which Owner now or hereafter has title interest and now or hereafter installed in the Property and all building materials, supplies and equipment now or hereafter delivered to the Property owned by Owner and intended to be installed therein; all fixtures, other goods and personal property of whatever kind and nature now contained on or in or hereafter placed on or in the Property and used or to be used in connection with the letting or operation thereof, in which Owner now has or hereafter may acquire title interest (but specifically excluding inventory, furniture and other personal property which are used primarily to conduct Owner's business) and all renewals or replacements of any of the foregoing property or articles in substitution thereof (collectively, the "Equipment");
 ---------

     TOGETHER with all right, title and interest of Owner, whether now or hereafter acquired and wherever located, in, to and under all accounts and escrows (including each Cash Collateral Account), chattel paper, money and investment securities (including Permitted Investments) as the foregoing terms are defined in the Code, and all contract rights (including all construction contracts, architects' contracts and engineers' contracts or other contracts relating to the construction of any Improvements and all Appurtenant Agreements), franchises, books, records, plans, specifications, permits, licenses (to the extent assignable), approvals, actions and causes of action, all of which now or hereafter relate to, are derived from or used in connection with the construction, use, operation, maintenance, occupancy or enjoyment of the Property (collectively, the "Intangibles");
                                 -----------

     TOGETHER with all right, title and interest of Owner, whether now or hereafter acquired and wherever located, in, to and under all leases, subleases, lettings, tenancies and licenses (to the extent assignable) of the Property or any part thereof now or hereafter entered into and all amendments, extensions, renewals and guaranties thereof, all security therefor, and all moneys payable thereunder (collectively, the "Leases");
                               ------

     TOGETHER with all rents, income, issues, profits, Loss Proceeds, purchase prices, security deposits and other benefits to which Owner may now or hereafter be entitled from the Property, the Equipment or the Intangibles related thereto, or under or in connection with the Leases, including, without limitation, all income received from tenants, transient guests, lessees, licensees and concessionaires and other persons occupying space at the Property and/or rendering services to tenants thereat (collectively, the "Property Income");
                                                          ---------------

     TOGETHER with all proceeds, judgments, claims, compensation, awards of damages and settlements with respect to or hereafter made as a result of or in lieu of any condemnation or taking of the Property by eminent domain or any casualty loss of or damage to the Property, the Equipment, the Intangibles, the Leases or the Property Income related thereto, all refunds with respect to the payment of property taxes and assessments or with respect to insurance premiums, and all other proceeds of the conversion, voluntary or involuntary, of the Property, the Equipment, the Intangibles, the Leases or the Property Income related thereto, or any part thereof, into cash or liquidated claims (collectively, the "Proceeds"); and
                    --------

     TOGETHER with all right, title and interest of Owner, now existing or hereafter arising, in and to all other instruments and agreements relating to the ownership, operation, maintenance, leasing or management of the Property (collectively, the "Granting Clause Documents") and all sums now or hereafter
                    -------------------------
payable to Owner with respect thereto, including, without limitation, the present and continuing right to make claim for, collect, receive and receipt for any and all of the rents, payments, income, revenues, issues, awards, proceeds and profits and other sums of money payable or receivable thereunder, whether payable as rent or otherwise, including, without limitation, sums of money receivable by Owner thereunder by virtue of a release of existing easements or other rights in the nature of easements or by virtue of a dedication or transfer of unimproved portions of the Land, to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, waiver or approval or to take any other action under or in respect of, and to bring actions and proceedings under the Granting Clause Documents or for the enforcement thereof and to do anything which Owner is or may become entitled to do under the Granting Clause Documents (including, without limitation, all of Owner's right, title, interest and estate in, to and under any and all warranties and other claims against dealers, manufacturers, vendors, contractors, subcontractors, architects and others relating to the construction, use or maintenance of the Property), as well as all rights, powers and remedies on the part of Owner, now existing or hereafter arising and whether arising under the Granting Clause Documents, or by statute or at law or equity or otherwise (the Equipment, the Intangibles, the Leases, the Property Income, the Proceeds and the Granting Clause Documents are hereinafter collectively referred to as the "Collateral"; the "Mortgaged Property" refers to the Property and the
           ----------        ------------------
Collateral related thereto) provided that the assignment made by this Granting
                            --------
Clause Second shall be subject to the provisions of this Indenture and shall not impair or diminish any obligation of Owner under the Granting Clause Documents nor shall any such obligation be imposed upon Lender;

WITH MORTGAGE COVENANTS and with all POWERS OF SALE, STATUTORY POWERS OF SALE and other STATUTORY RIGHTS AND COVENANTS and upon the STATUTORY CONDITIONS in the State in which the Property is located;

TO HAVE AND TO HOLD the Mortgaged Property, with all the privileges and appurtenances to the same belonging, and with the possession and right of possession thereof, unto Lender and its successors and assigns forever, subject to the terms hereof; and

IT IS HEREBY COVENANTED, DECLARED AND AGREED that the Note and any other Indebtedness of Owner to Lender are to be secured by this Indenture and that Lender's Lien on the Mortgaged Property is to be held by Lender upon and subject to the provisions of this Indenture.


                                   ARTICLE 1

                              Definition of Terms
                              -------------------

     For all purposes of this Indenture, except as otherwise expressly required or unless the context clearly indicates a contrary intent:

     (1) the capitalized terms defined in this Article have the meanings assigned to them in this Article, include the plural as well as the singular, and, when used with respect to any contract, include all extensions, modifications, amendments and supplements from time to time thereto;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (as hereinafter defined) in effect on the date hereof;

     (3) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision;

     (4) the words "include" and "including" and other words of similar import shall be construed as if followed by the phrase ", without limitation,"; and

     (5) any provision of this Indenture permitting the recovery of attorneys' fees and costs shall be deemed to include such fees and costs incurred in all appellate proceedings.

     As used in this Indenture, the terms set forth below shall have the following meanings:

     "Advances" shall mean all sums, amounts or expenses advanced or paid, and
      --------
all costs incurred, by Lender, as provided herein or in any other Loan Document and secured hereby, upon failure of Owner to pay or perform any obligation or covenant contained herein or in any such other Loan Document.

     "Affiliate" of any specified Person shall mean any other Person directly or
      ---------
indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

     "ALTA" shall mean American Land Title Association, or any successor
      ----
thereto.

     "Allocated Building Debt" shall mean, with respect to a particular Building
      -----------------------
on the Property, the original allocated building debt set forth on Exhibit B hereto with respect to such Building on the Property, multiplied by a fraction, the numerator of which equals the outstanding principal balance of the Note at the time the calculation is made and the denominator of which equals (a) the original outstanding principal balance of the Note, minus (b) the original allocated building debt (as set forth on said Exhibit B) of any other Building subject to a Major Building Casualty or Major Building Condemnation.

     "Alteration" shall have the meaning provided in Section 2.3(d) hereof.
      ----------

     "Appraisal" shall mean any appraisal of the Property made by an Appraiser,
      ---------
together with any update thereto and recertification thereof.

     "Appraiser" shall mean an Independent appraiser selected by Lender who is a
      ---------
member of the American Institute of Real Estate Appraisers with a national practice and which has at least ten (10) years experience with real estate of the same type and in the geographic area of the Property.

     "Appurtenances" shall have the meaning provided in the Granting Clauses
      -------------
hereof.

     "Appurtenant Agreements" shall mean all reciprocal easements, cross
      ----------------------
easements and similar types of agreements affecting the Mortgaged Property.

     "Architect" shall mean a reputable Independent architect registered or
      ---------
licensed as such in the State.

     "Authorized Representative" shall mean (i) with respect to any Person that
      -------------------------
is a partnership, an Authorized Representative of the general partner of such partnership, (ii) with respect to any Person that is a corporation, any executive officer of such corporation, (iii) with respect to any Person that is a trust, the trustee of such trust, and, if such trustee is a corporate trustee, any corporate trust officer of such corporation, and (iv) with respect to any Person that is a limited liability company, the manager or any authorized member of such limited liability company.

     "Bankruptcy Proceeding" shall mean any proceeding, action, petition or
      ---------------------
filing under the Federal Bankruptcy Code or any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization, dissolution, termination, liquidation, receivership or insolvency, or the arrangement or adjustment of debts.

     "Building" shall mean either the 50,000 square foot, 2 story improvement or
      --------
the 41,500 square foot, 3 story improvement constructed on the Property, as such improvements are shown on the ALTA-As-Built Survey of the Property prepared by Toomey-Muson & Associates, Inc. and dated February 9, 1998.

     "Business Day" shall mean any day other than a Saturday, Sunday or any
      ------------
other day on which banking or savings and loan institutions in the State of New York are open.

     "Cash Collateral Account" shall mean each of the Central Account, the
      -----------------------
Securitization Costs Account, the Defeasance Account and the Restoration
Account.

     "Central Account" shall mean an account, established by Lender in its own
      ---------------
name, or as Lender may otherwise designate, into which Debt Service Payments and all other payments due from Owner to Lender shall be deposited except as otherwise expressly provided in this Indenture.

     "Closing Date" shall mean the date on which the Note is delivered.
      ------------

     "Code" shall mean the Uniform Commercial Code as in effect from time to
      ----
time in the State, including any amendments, modifications or successor statutes thereto, and, to the extent that any of the Collateral (including any Cash Collateral Account) is not governed by the Uniform Commercial Code in the State, the defined term "Code" shall include any applicable common law or statute in the State relating to the perfection and/or priority of Lender's security interest therein.

     "Collateral" shall have the meaning provided in the Granting Clauses
      ----------
hereof.

     "Condemnation Proceeds" shall mean all proceeds, awards or other amounts
      ---------------------
paid or payable in connection with any Taking of all or any portion of the Mortgaged Property.

     "Debt Service Payment" shall have the meaning provided in the Note.
      --------------------

     "Default" shall mean the occurrence of any event hereunder or under any
      -------
other Loan Document which, with or without the giving of notice or the passage of time, or both, would be an Event of Default.

     "Default Rate" shall mean a per annum interest rate equal to the lesser of
      ------------
(a) the Maximum Rate and (b) the sum of four percent (4%) plus the Fixed Rate.

     "Default Rate Interest" shall mean, to the extent the Default Rate becomes
      ---------------------
applicable, interest which accrues on any defaulted amount at the Default Rate from and including the date such defaulted amount first became due and payable to but not including the date of payment in full thereof.

     "Defeasance Account" shall mean an Eligible Account in the name of Lender,
      ------------------
its successors and assigns, or as maybe otherwise designated by Lender, into which all amounts received by Lender in connection with any prepayment or defeasance of the Note shall be deposited.

     "Defeasance Deposit" shall mean, with respect to the Mortgaged Property,
      ------------------
the amount (which amount shall be confirmed with Lender by Owner contemporaneously with the acquisition of the related U.S. Obligations) that will be sufficient to purchase U.S. Obligations (A) having maturity dates on or prior to, but as close as possible to, successive scheduled Payment Dates (after the Defeasance Release Date) upon which Payment Dates Debt Service Payments would be required under the Note through the Maturity Date of the Note and (B) in amounts sufficient to pay all scheduled Debt Service Payments on the Note with respect to the Principal Amount through the Maturity Date of the Note.

     "Defeasance Release Date" shall have the meaning provided in Section
      -----------------------
2.20(c) hereof.

     "Defeasance Security Agreement" shall have the meaning set forth in Section
      -----------------------------
2.20(c) hereof.

     "Eligible Account" shall mean either (a) a segregated account maintained
      ----------------
with a federal or state chartered depository institution or trust company (i) the long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the long-term unsecured debt obligations of such holding company) have been rated by two of the Rating Agencies in one of their two highest rating categories if the deposits in such account are to be held in such account for more than thirty (30) days, (ii) the short-term commercial paper of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term commercial paper of such holding company) is rated by two of the Rating Agencies in their highest rating category at the time of any deposit therein if the deposits in such account are to be held in such account for thirty (30) days or less, or (iii) which is approved by Lender in its sole discretion from time to time and, following any securitization which includes the Loan, which does not adversely affect the ratings of the securities issued thereunder; or (b) a segregated trust account maintained with a federal or state chartered depository institution or trust company with corporate trust powers acting in its fiduciary capacity which is subject to regulations regarding fiduciary funds on deposit substantially similar to federal regulation 12 C.F.R. (S) 9.10(b).

     "Engineer" shall mean an Independent engineer or engineering firm approved
      --------
by Lender, in its reasonable discretion.

     "Environmental Claim" shall mean any claim, action, investigation or
      -------------------
written notice by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (i) the presence, or release into the environment, of any Hazardous Substance (as hereinafter defined) at the Mortgaged Property or (ii) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     "Environmental Consultant" shall mean an Independent environmental
      ------------------------
consultant or environmental firm reasonably approved by Lender.

     "Environmental Law" shall mean any present or future federal, state or
      -----------------
local law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, and judicial opinions or orders, pertaining to health, industrial hygiene, Hazardous Substances or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended: the Comprehensive Environmental Response, Compensation and Liability

Act of 1980, 42 U.S.C. (S)(S) 9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S)(S) 6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. (S)(S) 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act), 33 U.S.C. (S)(S) 1251 et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq.; and the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 1801 et seq.

     "Environmental Report" shall mean the environmental report relating to the
      --------------------
Mortgaged Property prepared by an Environmental Consultant and delivered to Lender in connection with the Loan and which Owner shall bear the cost of obtaining.

     "Environmental Violation" shall have the meaning provided in Section
      -----------------------
2.22(d)(v).

     "Equipment" shall have the meaning provided in the Granting Clauses hereof.
      ---------

     "Equity Interests" shall mean (i) if Owner is a limited partnership,
      ----------------
limited partnership interests in Owner or (ii) if Owner is a limited liability company, membership interests in Owner, or (iii) if Owner is a corporation, the share or stock interests in Owner or (iv) if Owner is a trust, the partnership, membership, share or stock interests of the entity which is the sole beneficial owner of such trust.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, including any rules and regulations promulgated thereunder.

     "ERISA Affiliate" means any corporation or trade or business which is a
      ---------------
member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Owner or is under common control (within the meaning of Section 414(c) of the Code) with the Owner.

     "Estimated Cost" shall have the meaning provided in Section 2.3(d) hereof.
      --------------

     "Event of Default" shall have the meaning set forth in Section 4.1 hereof.
      ----------------

     "Federal Bankruptcy Code" shall mean Title 11 of the United States Code, as
      -----------------------
amended or superseded from time to time.

     "Financing Statement" shall mean any financing statement filed or recorded
      -------------------
under the Code showing Owner, as debtor, and Lender, as secured party, relating to any Collateral.

     "First Payment Date" shall have the meaning provided in the Note.
      ------------------

     "Fiscal Year" shall mean each twelve (12) month period commencing on
      -----------
September 1 and ending on August 31 during each year of the term of this Indenture, or such other Fiscal Year as Owner elects from time to time.

     "Fixed Rate" shall have the meaning provided in the Note.
      ----------

     "Force Majeure" shall mean acts of God, strikes or concerted acts of
      -------------
workmen, fires, floods, explosions, riots, storms, earthquakes, accidents, acts of a public enemy, war, rebellion, insurrection, sabotage, epidemic, quarantine restrictions, shortages of labor, materials or supplies (unless the same are otherwise available at commercially reasonable wages or prices), or transportation embargoes or other similar causes which are beyond the reasonable control of Owner.

     "GAAP" shall mean generally accepted accounting principles in the United
      ----
States of America as in effect as of the date of the applicable financial report and consistently applied.

     "Governmental Authority" shall mean any federal, state, regional or local
      ----------------------
government or political subdivision thereof and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Granting Clause Documents" shall have the meaning provided in the Granting
      -------------------------
Clauses hereto.

     "Hazardous Substance" shall mean any material, waste or substance which is:
      -------------------

          (i) included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," "solid waste" or "pollutant" or like terms in or pursuant to any Environmental Law, or subject to regulation under any Environmental Law;

          (ii) listed in the United States Department of Transportation Hazardous Materials Table, 49 C.F.R. (S) 172.101, as enacted as of the date hereof or as hereafter amended, or in the United States Environmental Protection Agency List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 302, as enacted as of the date hereof or as hereafter amended; or

          (iii) explosive, radioactive, asbestos, a polychlorinated biphenyl, petroleum or a petroleum product or waste oil.

     "Impositions" shall mean (i) all taxes (including, without limitation, all
      -----------
ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction privilege, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Indenture), ground rents, water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of Owner, the Mortgaged Property and/or any Property Income (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Owner (including, without limitation, all income, franchise, single business or other taxes imposed on Owner for the privilege of doing business in any jurisdiction in which the Mortgaged Property, or any other collateral delivered or pledged to Lender in connection with the Loan, is located), (b) the Mortgaged Property, or any other collateral delivered or pledged to Lender in connection with the Loan, or any part thereof, or any Property Income therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Mortgaged Property or the leasing or use thereof or any part thereof, or the acquisition or financing of the acquisition of the Mortgaged Property by Owner, (ii) all transfer, recording, stamp and real property gain taxes incurred upon the sale, transfer, foreclosure or other disposition of the Mortgaged Property or any interest therein, and (iii) all offers, claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might create a lien on the Mortgaged Property or on the Property Income. Nothing contained in this Indenture shall be construed to require Owner to pay any tax, assessment, levy or charge imposed on any of the Lender Parties which are the nature of a franchise, capital levy, estate, inheritance, succession, sales, income or net revenue tax.

     "Improvements" shall have the meaning provided in the Granting Clauses
      ------------
hereto.

     "Indebtedness" shall have the meaning provided in the Granting Clauses
      ------------
hereto.

     "Independent" shall mean, when used with respect to any Person, a Person
      -----------
who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in Owner, or in any Affiliate of Owner, or any constituent shareholder, member, beneficiary or partner of Owner,
(iii) is not connected with Owner, or any Affiliate of Owner, or any constituent shareholder, member, beneficiary or partner of Owner, as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions, and (iv) is not a member of the immediate family of a Person described in clause (ii) or (iii) above. Whenever it is herein provided that any Independent Person's opinion or certificate shall be provided, such opinion or certificate shall state that the Person executing the same has read this definition and is Independent within the meaning hereof.

     "Insurance Proceeds" shall mean all proceeds or payments received or
      ------------------
receivable under any insurance policy required to be maintained pursuant to
Section 2.3 or 2.4 hereof in connection with any fire, flood or other casualty affecting all or any portion of the Mortgaged Property.

     "Intangibles" shall have the meaning provided in the Granting Clauses
      -----------
hereto.

     "I.R.C." shall mean the Internal Revenue Code of 1986, as amended, and as
      ------
it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations promulgated thereunder in temporary or final form, or in proposed form, if by reason of their effective date, such regulations would apply to the transactions contemplated by the Loan Documents.

     "Land" shall have the meaning provided in the Granting Clauses hereto.
      ----

     "Late Charge" shall have the meaning provided in the Note.
      -----------

     "Leases" shall have the meaning provided in the Granting Clauses hereto.
      ------

     "Legal Requirements" means all federal, state, county, municipal and other
      ------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions of Governmental Authorities (including, without limitation, Environmental Laws) affecting Owner, the Mortgaged Property or any part thereof or the ownership, leasing, construction, use, alteration or operation thereof, or any part thereof, whether now or hereafter enacted and in force, and all permits, licenses and authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any Appurtenant Agreements or other instruments, contracts, documents or insurance policies, either of record or known to Owner, at any time in force affecting the Mortgaged Property or any part thereof, including, without limitation, any which may (i) require repairs, modifications or alterations in or to the Mortgaged Property or any part thereof, or (ii) in any way limit the use and enjoyment thereof.

     "Lender" shall mean Corporate Real Estate Capital, LLC, a Delaware limited
      ------
liability company, and its successors and assigns.

     "Lender Parties" shall mean Lender and its successors in interest and
      --------------
assigns and servicing agents, and their respective affiliates, subsidiaries, parents, employees, officers, shareholders, partners, members, managers, trustees, beneficial owners, directors and agents.

     "Lender Party" shall mean any one of the Lender Parties individually.
      ------------

     "Lien" shall mean any mortgage, deed of trust, deed to secure debt, lien,
      ----
pledge, hypothecation, assignment, security interest, or any other encumbrance, charge or transfer of, on or affecting the Mortgaged Property or any portion thereof or Owner, or any interest therein, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, the filing of any financing statement, and mechanic's, materialmen's and other similar liens and encumbrances.

     "Loan" shall have the meaning provided in the Recitals hereto.
      ----

     "Loan Agreement" shall have the meaning provided in the Granting Clauses
      --------------
hereto.

     "Loan Amount" shall mean the face amount of the Note.
      -----------

     "Loan Documents" shall mean the Loan Agreement, the Note, this Indenture,
      --------------
UCC-1 Financing Statements and each other instrument, contract, document, agreement or certificate evidencing or securing the Loan or executed by Owner in connection therewith.

     "Loss Proceeds" shall mean any Condemnation Proceeds or Insurance Proceeds,
      -------------
as applicable.

     "Major Business Casualty" shall have the meaning provided in Section
      -----------------------
2.4(f).

     "Major Business Condemnation" shall have the meaning provided in Section
      ---------------------------
2.4(f).

     "Major Casualty" shall have the meaning provided in Section 2.4(f).
      --------------

     "Major Condemnation" shall have the meaning provided in Section 2.4(f).
      ------------------

     "Make-Whole Premium" shall mean, if all or any portion of the Note is to be
      ------------------
redeemed, prepaid, accelerated or defeased, except as provided in Sections 2.4(iv), 2.11, 2.19 or 2.20, (A) at any time with respect to the Make-Whole Premium due upon acceleration pursuant to Section 4.1, the premium which shall be the product of (1) a fraction, (a) the numerator of which is the positive excess, if any, of (i) the present value of all future Debt Service Payments including the principal amount due at maturity to be made on the Note before the redemption, prepayment or acceleration in question, discounted at an interest rate per annum equal to the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such premium is payable for instruments having a maturity coterminous with the remaining term of the Note, over (ii) the Principal Amount immediately before such redemption, prepayment or acceleration, and (b) the denominator of which is the Principal Amount immediately prior to the redemption, prepayment or acceleration, and (2) the Principal Amount being redeemed, prepaid or accelerated; provided, however,
                                                              --------  -------
that if there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the remaining term of the Note, then the index referred to in (1) above shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to maturity, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward), and (B) after a Permitted Defeasance Date, except as otherwise expressly set forth in clause (A) with respect to any acceleration pursuant to Section 4.1, shall mean the amount (which amount will be confirmed with Lender by Owner contemporaneously with the acquisition of the related U.S. Obligations) that, when added to the outstanding Principal Amount of the Note, would be sufficient to purchase U.S. Obligations (1) having maturity dates on or prior to, but as close as possible to, successive scheduled Payment Dates after the date of such redemption, prepayment or defeasance of the Note upon which Payment Dates Debt Service Payments would be required under the Note through the Maturity Date of the Note, and (2) in amounts sufficient to pay all scheduled Debt Service Payments on the Note on such Payment Dates through the Maturity Date of the Note (but without any adjustment of the monthly amortization schedule); provided,
                                                                   --------
however, under no circumstances shall the Make-Whole Premium be less than zero.
-------

     "Material Alteration" shall have the meaning provided in Section 2.3(d)
      -------------------
hereof.

     "Maturity Date" shall have the meaning provided in the Note.
      -------------

     "Maximum Rate" shall have the meaning provided in the Note.
      ------------

     "Mortgage State" shall mean the Commonwealth of Massachusetts.
      --------------

     "Mortgaged Property" shall have the meaning provided in the Granting
      ------------------
Clauses hereto.

     "Net Proceeds" shall mean the excess of (i) (x) the purchase price (at
      ------------
foreclosure or otherwise) actually received by Lender with respect to the Mortgaged Property as a result of the exercise by Lender of its rights, powers, privileges and other remedies after the occurrence of an Event of Default, or
(y) in the event that Lender (or Lender's nominee) is the purchaser at foreclosure by credit bid, then the amount of such credit bid, in either case, over (ii) all costs and expenses, including, without limitation, all reasonable attorneys' fees and disbursements and any brokerage fees, if applicable, incurred by Lender in connection with the exercise of such remedies, including the sale of the Mortgaged Property after a foreclosure against the Mortgaged Property.

     "Note" shall mean that certain Promissory Note evidencing the Loan from
      ----
Owner, as maker, to Lender, or order, as payee, together with any extension, modification, amendment or supplement thereto and any replacement thereof.

     "Officer's Certificate" shall mean a certificate delivered to Lender by
      ---------------------
Owner which is signed by the Authorized Representative of Owner.

     "Owner" shall mean Merkert Enterprises, Inc., and its permitted successors
      -----
and assigns.

     "Payment Date" shall mean the date on which Debt Service Payments are due
      ------------
under the Note, which shall be payable monthly commencing on the First Payment Date, or if such day is not a Business Day, the next following Business Day, provided, however, that the first payment of stub period interest only due on
--------  -------
the Note shall be paid on the Closing Date.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity
      ----
succeeding to any or all of its functions under ERISA.

     "Permitted Contest" shall have the meaning provided in Section 2.8.
      -----------------

     "Permitted Defeasance Date" shall mean any Payment Date after the earlier
      -------------------------
to occur of two years after the Start Up Date (or such earlier or later time permitted by Treasury Regulation (S)1.860G-2(a)(8), or any successor provision) of any Person or pool of assets electing REMIC status in a securitization which includes the Loan or three years after the Closing Date.

     "Permitted Encumbrances" shall mean collectively, (i) the Liens created by
      ----------------------
this Indenture, and (ii) Liens and those exceptions to title set forth in the Title Insurance Policy obtained by Lender in connection with this Indenture,
(iii) Liens, if any, for Impositions imposed by any Governmental Authority not yet due or delinquent or being contested in good faith and by appropriate proceedings in accordance with Section 2.8 hereof, (iv) any mechanics, materialmen's or other Liens deleted from the exceptions to, or for which Lender is affirmatively insured against for loss or damage to, the Title Insurance Policy issued to Lender insuring the Lien of this Indenture, and (v) without limiting the foregoing, any and all governmental and public utility easements, licenses or other agreements which may hereafter be granted by Owner and which do not adversely affect (A) the marketability of title to the Mortgaged Property, (B) the fair market value thereof, or (C) the use thereof as of the date hereof.

     "Permitted Investments" shall mean any one or more of the following
      ---------------------
obligations or securities acquired at a purchase price of not greater than par and, if S&P is one of the Rating Agencies referred to herein, provided that no such obligation or security has the "r" symbol attached to the rating thereof by S&P:

          (i) direct obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America;

          (ii) fully FDIC insured demand and time deposits in or certificates of deposit of, or bankers' acceptances issued by, and payable on demand or on a date not more than one year after the date of issuance thereof by, any bank or trust company, savings and loan association or savings bank, provided that the commercial paper of such depository institution or trust company has the highest commercial paper rating available for commercial paper by two of the Rating Agencies, and the long-term unsecured debt obligations of such depository institution or trust company have one of the two highest ratings available for such securities by two of the Rating Agencies;

          (iii) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) described in clause (ii) above, provided such
                                                                   --------
     repurchase obligations are fully secured by a first priority perfected security interest in the securities subject thereto and are payable on demand or on a specified date not more than one year after the date of issuance thereof;

          (iv) general obligations of or obligations guaranteed by any State of the United States of America or the District of Columbia receiving one of the two highest long-term unsecured debt ratings available for such securities by two of the Rating Agencies and which are payable on demand or on a specified date not more than one year after the date of issuance thereof;

          (v) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any State thereof or the District of Columbia and which are rated by two of the Rating Agencies in one of their two highest long-term unsecured debt rating categories at the time of such investment or contractual commitment providing for such investment and which are payable on demand or on a specified date not more than one year after the date of issuance thereof; provided, however, that securities issued by any such
                       --------  -------
     corporation will not be Permitted Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of any Cash Collateral Account to exceed 20% of the aggregate principal amount of all Permitted Investments held in such Cash Collateral Account;

          (vi) commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated by two of the Rating Agencies in their highest short-term unsecured debt rating available at the time of such investment or contractual commitment providing for such investment, and is issued by a corporation the outstanding senior long-term debt obligations of which are then rated by two of the Rating Agencies in their highest short-term and one of their two highest long-term unsecured debt ratings;

          (vii) units of taxable money market funds, which funds are regulated investment companies, which seek to maintain a constant net asset value per share and invest solely in obligations backed by the full faith and credit of the United States, which money market funds are rated AAAm or AAAm-G by S&P; and

          (viii) any other demand, money market or time deposit, or any other obligation, security or investment, that may be consented to in writing by Lender and which are acceptable to the Rating Agencies;

provided, however, that no instrument or security shall be a Permitted
--------  -------
Investment if (y) such instrument or security evidences a right to receive only interest payments or does not have, by its terms, a predetermined fixed dollar amount of principal due at maturity that cannot vary or change or (z) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment, and provided, further, however,
                                                   --------  -------  -------
that each Permitted Investment shall be selected with respect to a particular Cash Collateral Account with a maturity date reasonably anticipated to occur prior to the date at which funds will be required to be disbursed with respect thereto from the related Cash Collateral Account.

     "Person" shall mean any individual, corporation, partnership, limited
      ------
liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

     "Plan" means any employee benefit or other plan established or maintained,
      ----
or to which contributions have been made, by the Owner or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Principal Amount" shall mean the principal amount of the Loan outstanding
      ----------------
from time to time as the same may be increased as a result of any advance by Lender under any Loan Document and as the same may be decreased as a result of any payment or prepayment thereof.

     "Proceeds" shall have the meaning provided in the Granting Clauses hereto.
      --------

     "Prohibited Transaction" means any transaction set forth in Section 406 of
      ----------------------
ERISA or Section 4975 of the Code for which there is no applicable statutory or regulatory exemption (including a class exemption or an individual exemption).

     "Property" shall have the meaning provided in the Granting Clauses hereto.
      --------

     "Property Income" shall have the meaning provided in the Granting Clauses
      ---------------
hereto.

     "Rating Agencies" shall mean Duff & Phelps Credit Rating Co., S&P, Fitch
      ---------------
Investors Services, Inc., and Moody's Investors Service Inc. or any successor thereto, and any other nationally recognized statistical rating agency which may hereafter be engaged by Lender; provided, however, that at any time during which
                                --------  -------
the Loan is included in a securitization, "Rating Agencies" shall mean the rating agency or rating agencies that from time to time rate the securities issued in connection with such securitization.

     "Remedial Work" shall have the meaning provided in Section 2.22(b)(ii).
      -------------

     "REMIC" shall mean a real estate mortgage investment conduit as defined
      -----
under Section 860D of the Code.

     "Reportable Event" means any of the events set forth in Section 4043(c) of
      ----------------
ERISA as to which events the PBGC by regulation has not waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided that a failure to meet the minimum funding
                          --------
standard of Section 412 of the Code or Section 302 of ERISA shall be a Reportable Event regardless of any waivers given under Section 412(d) of the Code

     "Restoration Account" shall mean an Eligible Account in the name of Lender,
      -------------------
its successors and assigns, as secured party, or as may be otherwise designated by Lender, into which all Loss Proceeds and amounts deposited by Owner as Restoration Cost, shall be deposited except as otherwise expressly set forth in this Indenture.

     "Restoration Cost" shall have the meaning provided in Section 2.4(g).
      ----------------

     "S&P" shall mean Standard & Poor's Ratings Group, or any successor thereto.
      ---

     "Securitization Costs" shall mean that portion of the reasonable fees to be
      --------------------
paid by Owner of the reasonable fees charged by any trustee or other administrator or servicing agent in connection with any securitization in which the Loan is included and all fees, expenses or disbursements of the Rating Agencies in connection with its surveillance and maintenance of its rating or shadow rating of the long term unsecured debt of Owner.

     "Securitization Costs Account" shall mean an Eligible Account, maintained
      ----------------------------
in the name of Lender for the benefit of Owner, as debtor, and Lender, its successors and assigns, as secured party, or as may be otherwise designated by Lender in which funds reserved pursuant to Section 2.19(b) to cover Securitization Costs shall be held.

     "Start-Up Date" shall mean the "start-up date" within the meaning of
      -------------
Section 860G(a)9 of the I.R.C. of any Person or pool of assets electing REMIC status in a securitization which includes the Loan.

     "State" shall mean the state or commonwealth in which the Mortgaged
      -----
Property is situated.

     "Structural Work" shall have the meaning provided in Section 2.3(d) hereof.
      ---------------

     "Taking" shall mean (i) a taking, requisition, sale or voluntary conveyance
      ------
of all or part of the Mortgaged Property, or any interest therein or right accruing thereto or use or occupancy thereof, by, on account of, or in settlement of any actual or threatened condemnation or other eminent domain proceeding whether or not the same shall have actually been commenced, or (ii) any requirement by any Governmental Authority that Owner remove all or part of a Building on the Mortgaged Property.

     "Title Insurance Policy" shall mean the ALTA Form 1970 lender's title
      ----------------------
insurance policy, insuring that this Indenture constitutes a first priority lien in favor of Lender on the Mortgaged Property subject only to the Permitted Encumbrances of the type specified in clause (i), (ii) and (iii) of the definition thereof, and containing such endorsements and affirmative assurances as Lender shall reasonably require.

     "Transfer" shall mean the conveyance, assignment, sale, mortgaging,
      --------
encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any direct or indirect legal or beneficial interest (including any profit interest in Owner) in all or any portion of the Mortgaged Property or in Owner.

     "Treasury Constant Maturity Yield Index" is the average yield for the most
      --------------------------------------
recent "Week Ending" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication).

     "Work" shall have the meaning provided in Section 2.3(d) hereof.
      ----

     "U.S. Obligations" means obligations or securities not subject to
      ----------------
prepayment, call or early redemption which are direct obligations of, or obligations fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America.

     "Unscheduled Payments" shall mean (i) all Loss Proceeds that Lender has
      --------------------
elected or is required to apply to the repayment of the Indebtedness pursuant to this Indenture, the Loan Agreement or any other Loan Document, (ii) any funds representing a voluntary or involuntary prepayment of the principal portion of the Note and (iii) any Net Proceeds.

                                   ARTICLE 2

                                   Covenants

     Owner covenants, warrants, represents and agrees with and to Lender as follows:

     Section 2.1    Payment of the Indebtedness.  Owner shall punctually pay the
                    ---------------------------
Indebtedness at the times and in the manner provided in this Indenture, in the Note and in the other Loan Documents, all in lawful money of the United States of America.

          (a) Owner's obligation to pay the principal of and interest on the Loan (including Late Charges, Default Rate Interest, and Make-Whole Premium, if any), shall be evidenced by this Indenture and by the Note, duly executed and delivered by Owner. The Note shall be payable as to principal, interest, Late Charges, Default Rate Interest and Make-Whole Premium, if any, as specified in this Indenture and in the Note, with a final maturity on the Maturity Date. Owner shall pay all outstanding Indebtedness on the Maturity Date. Interest (other than Default Rate Interest) shall accrue on the outstanding Principal Amount of the Note and all other amounts due to Lender under the Loan Documents at the Fixed Rate and shall be computed as set forth in the Note. If Owner fails to make any payment of any sums due under the Loan Documents on the date when the same is due, Owner shall pay a Late Charge. On the Maturity Date, Owner shall pay to Lender all amounts owing under the Loan Documents including, without limitation, interest, principal, Late Charges, Default Rate Interest and any Make-Whole Premium. The Note is subject to prepayment as set forth in Sections 2.1(b) and 2.9 and is subject to defeasance as set forth in Section 2.20.

          (b) Commencing on the First Payment Date and on each Payment Date thereafter until the Note is paid in full on the Maturity Date or otherwise, Owner shall pay to Lender an amount equal to the Debt Service Payment due on the related Payment Date as set forth on Schedule 1 attached to the Note, irrespective of whether or not any voluntary or involuntary prepayments of principal have been made, provided, however, that such Debt Service Payments may
                          --------  -------
be reamortized as set forth in this Section 2.1(b). On the Maturity Date Owner shall pay to Lender the entire outstanding Principal Amount of the Note, to the extent not theretofore paid, together with all accrued but unpaid interest thereon and any other Indebtedness due hereunder, under the Note or under any other Loan Document. In the event that Lender elects, agrees or is obligated to accept a prepayment of a portion of the Note in accordance with Section 2.4(f) or 2.11, upon receipt of such prepayment, each Debt Service Payment which shall thereafter be payable with respect to the Note shall be reduced by an amount equal to the product of such Debt Service Payment times a fraction, the numerator of which equals the principal amount being prepaid and the denominator of which equals the entire principal amount outstanding hereunder at the time of determination prior to giving effect of such prepayment, such that upon the due payment of all remaining Debt Service Payments, there shall have been paid to Lender the entire unpaid principal amount of the Note together with accrued interest thereon on a stepped installment payment basis. Schedule 1 shall be revised by Owner to so reamortize the remaining Debt Service Payments and a new
Schedule 1 shall be delivered to Lender to be substituted for the Schedule 1 then attached to the Note. Such revised Schedule 1 shall reflect payments on the same Payment Dates set forth in the original Schedule 1 and at the same interest rate utilized in the original Schedule 1 over the remaining life of the Note and, absent error, the Debt Service Payments thereafter due on the Note shall be those set forth in such revised Schedule 1.

          (c)  Each and every payment (each, a "Payment"; collectively, the
                                                -------
"Payments") made by Owner to Lender in accordance with the terms of this
 --------
Indenture, the Note and/or the terms of any one or more of the other Loan Documents and all other proceeds received by Lender with respect to the Indebtedness, shall be applied (i) first, to all Late Charges, Make-Whole Premium, Default Rate Interest and other sums payable as Indebtedness hereunder, under the Note or under the other Loan Documents (other than those sums included in clauses (ii) and (iii) of this Section 2.1(c), but including any amounts advanced by Lender on behalf of Owner) in such order and priority as determined by Lender in its sole discretion, (ii) second, to all other interest which shall be due and payable with respect to the Principal Amount pursuant to the terms of the Note as of the date the Payment is received, and (iii) third, to the Principal Amount, provided, however, that (x) amounts received under
                         --------  -------
Article 4 shall be applied as set forth in Section 4.3(l) and (y) any amounts received with respect to a defeasance pursuant to Section 2.20 shall be applied in accordance with Section 2.20. Unscheduled Payments shall be applied in the same manner set forth herein subject, however, to the applicable provisions of this Indenture with respect thereto.

          (d) To the extent that Owner makes a Payment or Lender receives any Payment or proceeds for Owner's benefit, which are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver, custodian or any other party under any bankruptcy law, common law or equitable cause, then, to such extent, the obligations of Owner intended to be satisfied thereby shall be revived and continue as if such Payment or proceeds had not been received by Lender.

          (e) If a Default in the payment of money owed by Owner to Lender shall occur hereunder, under the Note or under any other Loan Document, interest on the defaulted amount commencing five (5) Business Days after the date of the occurrence of such Default, immediately and without notice to Owner, shall accrue at the Default Rate until such defaulted amount is paid to Lender with interest thereon at the Default Rate.

          (f) In the event the Indebtedness is accelerated pursuant to this Indenture, Owner shall be required to pay to Lender, in addition to the Principal Amount which has been accelerated or which is to be prepaid and accrued interest and any other Indebtedness which is then due and payable, an amount equal to the Make-Whole Premium. Lender shall deliver notice to Owner of the amount of any Make-Whole Premium due with respect to any prepayment by Owner at least three (3) Business Days prior to the date of such prepayment which notice shall be conclusive and binding upon Owner absent manifest error, provided, however, that any failure of Lender to deliver such notice to Owner
--------  -------
shall not excuse or delay Owner's obligation to pay such Make-Whole Premium when due.

          (g) The provisions of this Section 2.1 shall survive any discharge of the Lien of this Indenture in connection with a defeasance pursuant to Section 2.20.

     Section 2.2    Title to the Mortgaged Property.
                    -------------------------------

          (a) Owner is the owner of good, marketable, and insurable fee simple title to the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing, free and clear of liens and encumbrances except Permitted Encumbrances. There are no outstanding options or rights of first refusal affecting the Mortgaged Property or any portion thereof.

          (b) Owner has full power and lawful authority to encumber the Mortgaged Property in the manner and form herein set forth.

          (c) This Indenture is and will remain a valid and enforceable first lien on and security interest in the Mortgaged Property, subject only to the Permitted Encumbrances. Any Lease which is entered into by Owner encumbering the Property shall be (i) subordinate to the Lien of this Indenture and (ii) made on market terms, conditions and rates. Owner will provide prior written notice to Lender upon entering into any Lease together with a copy of such Lease (except for Leases with respect to the daily leasing of the conference rooms and auditorium facilities.)

          (d) Owner will preserve such title and will forever warrant and defend the same and the validity and priority of the Lien hereof to Lender, against all claims whatsoever.

          (e) Subject to Owner's right to conduct a Permitted Contest pursuant to Section 2.8 with respect thereto, Owner shall pay when due and payable, all payments and charges due under or in connection with any Liens and encumbrances on, and security interests in and to, the Mortgaged Property or any portion thereof, all rents and charges under any ground leases affecting the Mortgaged Property, and all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in or permit the creation of a Lien on the Mortgaged Property or any portion thereof which does not constitute a Permitted Encumbrance. Owner shall not effect, permit or suffer to exist (except in connection with a Permitted Contest pursuant to Section 2.8) the imposition of any Lien (other than Permitted Encumbrances) on the Mortgaged Property, and Owner shall promptly cause the full and unconditional discharge of any such Lien imposed on or against the Mortgaged Property or any portion thereof by either payment in full thereof or filing any bond required by law to effect such discharge. Owner shall do or cause to be done, at the sole cost of Owner, everything reasonably necessary to fully preserve the first priority of the Lien of this Indenture on the Mortgaged Property, subject only to Permitted Encumbrances. If Owner fails to make any such payment or if a Lien attaches to the Mortgaged Property or any portion thereof (except in connection with a Permitted Contest pursuant to Section 2.8) Lender may (but shall not be obligated to) make such payment or discharge such Lien, and Owner shall reimburse Lender on demand for all such Advances, together with interest thereon at the Default Rate from the date paid by Lender to the date of repayment, and such sum shall be part of the Indebtedness secured by this Indenture, but this sentence shall not prevent any default by Owner in the observance of this Section from becoming an Event of Default.

          (f) Owner shall do, execute, acknowledge and deliver, at Owner's sole cost and expense, such further acts, instruments or documentation, including additional title insurance policies or endorsements, as Lender may reasonably require from time to time to better assure, transfer and confirm unto Lender the rights now or hereafter intended to be granted to Lender under this Indenture or any other Loan Document; provided, however, that no such further acts,
                         --------  -------
instruments or documentation shall increase Owner's obligations under the Loan Documents.

          (g) Owner shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon Lender in connection with the execution, delivery and/or recording of this Indenture or any other Loan Document or by reason of its interest in, or measured by amounts payable under, the Note, this Indenture or any other Loan Document (other than income, franchise and doing business taxes), and shall pay all stamp taxes and other taxes required to be paid on the Note or the other Loan Documents. If Owner fails to make such payment within five (5) days after notice thereof from Lender, Lender may (but shall not be obligated to) pay the amount due, and Owner shall reimburse Lender on demand for all such Advances with interest thereon at the Default Rate from the date paid by Lender to the date of repayment, and such sum shall be part of the Indebtedness secured by this Indenture, but this sentence shall not prevent any default by Owner in the observance of this Section from becoming an Event of Default.

          (h) Owner will, upon the execution and delivery hereof, and thereafter from time to time, cause this Indenture, each supplement and amendment to each of said instruments and Financing Statements with respect thereto, to be filed, registered and recorded as may be required by law to publish notice of and maintain the Lien hereof upon the Mortgaged Property. Owner will, from time to time, perform or cause to be performed any other act as required by law, and will execute or cause to be executed any and all further instruments (including Financing Statements, continuation statements and similar statements with respect to any of said documents) requested by Lender for such purposes. If Owner shall fail to execute, deliver and file such Financing Statements and other instruments in accordance with the provisions of this Section, Lender shall be and is hereby irrevocably appointed the agent and attorney-in-fact of Owner to do so, with full power of substitution, which appointment is coupled with an interest, but this sentence shall not prevent any default by Owner in the observance of this Section from becoming an Event of Default.

          (i) The Mortgaged Property consists of two separate legal parcels each of which is, or as to Lot 33 as shown on Subdivision Plan of Land in Canton, Massachusetts, Plan No. 14945 O ("Lot 33") will be, separately taxed and assessed.

     Section 2.3    Maintenance of Mortgaged Property; Compliance with Legal
                    --------------------------------------------------------
Requirements; Inspection; Alterations.
-------------------------------------

          (a) Owner represents and warrants that the Mortgaged Property is in good order and repair except as disclosed on Lender's inspection report or as otherwise disclosed in writing by Owner to Lender. Owner, at its own expense, will maintain all parts of the Mortgaged Property in good repair and condition, except for ordinary wear and tear, and will take all action and will make all structural and non-structural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep all parts of the Mortgaged Property in good repair and condition. In the event that all or any part of the Improvements shall encroach upon any property, street or right-of-way adjoining or adjacent to the Mortgaged Property, or shall violate the agreements or conditions affecting the Mortgaged Property or any part thereof, or any Legal Requirements, or shall hinder, obstruct or impair any easement or right-of-way to which the Mortgaged Property is subject or of any Person so affected then, (unless such encroachment, violation, hindrance, obstruction or impairment is a Permitted Encumbrance), Owner shall, at its expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities a nd damages resulting therefrom, or (ii) if Lender consents thereto, make such changes, including alteration or removal, to the Improvements and take such other action as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments.

          (b) Subject to Owner's right to conduct a Permitted Contest pursuant to Section 2.8 with respect thereto, Owner shall comply in all material respects with all Legal Requirements with respect to Owner and with respect to the Mortgaged Property, and shall comply in all material respects with the requirements of any Governmental Authority claiming jurisdiction over Owner or over the Mortgaged Property or any portion thereof within thirty (30) days (or such other period of time provided in the order or allowed by law) after an order containing such requirement has been issued by such Governmental Authority. Subject to applicable Legal Requirements, Owner shall permit Lender or its authorized representatives to enter upon and inspect the Mortgaged Property upon reasonable prior notice at all reasonable hours. Owner shall comply with the Amended Order of Conditions under the Massachusetts Wetlands Protection Act which will be issued by the Canton Conservation Commission in connection with Owner's January 12, 1998 Notice of Intent and Owner shall complete all work and obtain a Certificate of Compliance in connection therewith within twelve (12) months after the date hereof.

          (c) Owner shall not, without the prior written consent of Lender, which consent shall not be unreasonably withheld, unless an Event of Default shall have occurred and be continuing, in which case Lender may withhold its approval in its sole discretion, (i) change the use of the Property or cause or permit the use or occupancy of any part of the Property to be discontinued if such change or discontinuance would violate any zoning or other law, ordinance or regulation, (ii) consent to any zoning reclassification, modification or restriction adversely affecting all or any portion of the Property, (iii) permit or undertake any Material Alteration (except pursuant to Sections 2.3(d) and 2.4(f) hereof) of the Mortgaged Property or any portion thereof (provided that articles of personal property included within the Collateral may be removed, so long as the same are replaced with similar items of equal or greater value),
(iv) permit or suffer to occur any waste on or to the Mortgaged Property or any portion thereof or permit a public or private nuisance with respect to the Mortgaged Property, or (v) take any steps whatsoever to convert the Mortgaged Property or any portion thereof to a condominium or cooperative form of ownership.

          (d) Owner may in accordance with the applicable provisions hereof, at its expense, make additions to and alterations of any Building, the Improvements, and construct additional Improvements (collectively, "Alterations"), provided that (i) the fair market value, utility and useful life
 -----------    --------
of the Mortgaged Property shall not be lessened thereby, (ii) such Alterations shall be expeditiously completed in a good and workmanlike manner, free and clear of Liens, and in compliance with all applicable Legal Requirements and the requirements of all insurance policies required to be maintained by Owner hereunder, (iii) Owner shall not make any Alterations in violation of the terms of any restriction, easement, condition, covenant or other matter affecting title to or use of the Mortgaged Property and (iv) no Material Alterations, as hereafter defined, shall be made unless Lender's prior written consent shall have been obtained, which consent shall not be unreasonably withheld, delayed or conditioned, provided no Event of Default shall have occurred and be continuing. "Material Alteration" is defined as either (A) Structural Work (as hereinafter
 -------------------
defined), or (B) any demolition of any portion of the Improvements, (C) Alterations which would materially and adversely affect the building systems or equipment, (D) Work which involves the construction of a shared common or party wall on a property line which separates the Mortgaged Property from adjacent land or (E) Work with an Estimated Cost in excess of $100,000 per Building per year. Owner shall advise Lender of the scheduled window and HVAC replacement and all such Work in connection therewith shall constitute Material Alterations and Owner shall comply with the provisions contained herein; provided, however that
                                                         --------
with respect to subparagraph (E) of the definition of Material Alteration, amounts incurred for such window and HVAC replacement shall not be included in the $100,000 amount per Building, per year restriction. "Structural Work" is
                                                         ---------------
defined as Work which involves the structural elements of any roof, load-bearing wall, structural beams, columns, supports, foundation or any other structural element of the Mortgaged Property. "Estimated Cost" is defined as the estimated
                                    --------------
cost of materials, construction and labor (not including architects, engineers or other professionals), as estimated by a licensed Architect, which estimate together with a complete description of the Work and all related works shall be delivered to, and such estimate and description reasonably approved by, Lender before the commencement of any Work hereunder. "Work" is defined, without
                                                ----
duplication, as Alterations, Material Alterations, Structural Work, restoration, repair and any other work which Owner shall be required or permitted to do under this Indenture. Owner agrees that all Work shall be performed subject to each of the following:

               (i) Owner shall not perform any Work which shall have an adverse material effect on the use or operation of the Mortgaged Property, as operated by Owner as of the date hereof. Any Work when completed shall be of such a character as not to reduce the value of the Mortgaged Property below its value immediately prior to the commencement of such Work or damage to such Mortgaged Property necessitating such Work or change.

               (ii) No Work shall be performed if the same would materially reduce the usable square footage of the Improvements, or would weaken, temporarily or permanently, the structure of the Improvements or any part thereof, or reduce in any material respect the permitted uses thereof under applicable zoning or licensing laws or impair other amenities of the Mortgaged Property.

               (iii) No Material Alterations shall be commenced until detailed plans and specifications (including layout, architectural, mechanical and structural drawings), prepared by an Architect shall have been submitted to and approved by Lender, which approval shall not be unreasonably withheld, delayed or conditioned and no such Work shall be undertaken except under the supervision of the Architect.

               (iv) The reasonable cost and expense of Lender's or Lender's agent's (A) review of any plans and specifications required to be furnished pursuant to this Indenture, and (B) review and supervision of any such Work shall be paid by Owner within ten (10) days after demand.

               (v) All Work shall be commenced only after all required municipal and other governmental permits, licenses, authorizations and approvals shall have been obtained by Owner at its own cost and expense, and copies thereof delivered to Lender.

               (vi) If the Work shall constitute Material Alterations, it shall not be commenced until Owner shall have obtained and delivered to Lender, either (A) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in the State in which the Mortgaged Property is located and reasonably satisfactory to Lender), each in an amount equal to the Estimated Cost of such Work and in form otherwise reasonably satisfactory to Lender and from a financial institution reasonably acceptable to Lender and rated by each of the Rating Agencies in one of their respective two highest rating categories, or (B) such other security as shall be reasonably satisfactory to Lender.

               (vii) All Work shall be performed in a first-class workmanlike manner, and in accordance with all Legal Requirements, as well as any plans and specifications therefor which shall have been approved by Lender, if required. All Work shall be commenced and completed promptly, subject to a Force Majeure.

               (viii) Subject to Owner's right to conduct a Permitted Contest pursuant to Section 2.8 with respect thereto, the cost of all Work shall be paid promptly, in cash, so that the Mortgaged Property shall at all times be free from (A) Liens for labor or materials supplied or claimed to have been supplied to the Mortgaged Property (if the laws of a particular jurisdiction impose a Lien in favor of mechanics as of the commencement of Work or disallow the prohibition of such Lien, such Lien in and of itself shall not constitute a violation hereof, but such law shall not relieve Owner of its obligation to timely pay all charges incurred for Work), and (B) chattel mortgages, conditional sales contracts, title retention agreements, security interest and agreements, and financing agreements and statements.

               (ix) Upon completion of any Work, Owner, at its expense, shall obtain certificates of final approval of such Work required by any governmental or quasi-governmental authority and shall furnish Lender with copies thereof, and, if the Work constituted Material Alterations, together with "as-built" plans and specifications for such Material Alterations.

               (x) Any Work shall be subject to inspection at any time and from time to time by Lender, and its Architect(s), or duly authorized agents or representatives, and if any such party upon any such inspection shall be of the opinion that the Work is not being performed in accordance with the provisions of this Section or the plans and specifications, or that any of the materials or workmanship are not first-class or are unsound or improper, Owner shall correct or cause to be corrected any such failure and shall replace or cause to be replace any unsound or improper materials or workmanship.

               (xi) Owner may, at its cost and expense, install, or place upon or reinstall, or replace and remove from the Mortgaged Property any personal property in accordance with the provisions of this Indenture. No such installation, replacement or removal shall impair the structural and functional integrity of the Mortgage Property as an independent commercial property, in compliance with Legal Requirements, at the time the Alterations are made or while this Indenture is in effect.

     Section 2.4    Insurance; Restoration.
                    ----------------------

          (a) Owner shall, at its expense, maintain, the following insurance coverages with respect to each Mortgaged Property during the term of this
Indenture:

               (i) Insurance with respect to the Improvements against all perils included within the classification "All Risk of Physical Loss", covering such risks as shall be customarily insured against with respect to improvements similar in construction, location and use including by way of example, earthquake, flood, sprinkler leakage, debris removal, cost of demolition, malicious mischief, water damage, boiler and machinery explosion or damage and the like, with extended coverage, and in amounts not less than the greater of
(x) 100% of the actual replacement cost of the Improvements (exclusive of foundations and excavations), without regard to depreciation, and (y) such other amount as is necessary to prevent any reduction in such policy by reason of and to prevent Owner, Lender or any other insured thereunder from being deemed to be a co-insurer. If as of the date hereof, or at any time during the term of this Indenture, the Mortgaged Property is not in compliance with all Legal Requirements such that in the event of a partial or total casualty or destruction such Legal Requirements would prohibit Owner from restoring or rebuilding the Mortgaged Property to the specifications and condition of the Mortgaged Property prior to such casualty or destruction, then Owner shall be required to carry agreed value insurance.

               (ii) Commercial general public liability insurance insuring Owner, and Lender against all claims for damages to person or property or for loss of life or of property occurring upon, in, or about the Mortgaged Property, in limits of at least $5,000,000 combined single limit for bodily injury or death to any one person, $10,000,000 for bodily injury or death to any number of persons in respect of any one accident or occurrence and $1,000,000 for property damage in respect of one accident or occurrence, or such greater limits as may be required from time to time by Lender consistent with insurance coverage on properties similarly constructed, occupied and maintained.

               (iii) Worker's compensation insurance (including employers' liability insurance, if requested by Lender) to the extent required by the law of the State in which the Mortgaged Property is located and to the extent necessary to protect Owner and Lender and the Mortgaged Property against worker's compensation claims.

               (iv) Flood insurance in an amount equal to the full replacement costs of the Mortgaged Property or the maximum amount available, whichever is less, if all or any portion of the Improvements are located in an area which has been designated by the Secretary of Housing and Urban Development as having special flood hazards, and if flood insurance is available under the National Flood Insurance Act.

               (v) During any period during which construction is conducted on the Property and during which period the construction and materials are not covered by the existing policies, premium prepaid insurance policies covering the Property (which during construction shall be on an "All-Risk" perils, including theft, "Builder's Risk", "Completed Value" form or substantially similar policy form) in amounts equal to the replacement costs of the Improvements (including construction materials and personal property on or off site) covering insurance risks no less broad than those covered under a Standard Multi Peril (SMP) policy form, which contains a 1987 Commercial ISO "Causes of Loss-Special Form", with coverage for such other expenses as Lender may reasonably require. Such insurance shall contain an agreed amount endorsement and bear a 100% co-insurance clause.

               (vi) During any period when construction is conducted on the Property, worker's compensation, employers' liability, commercial auto liability, and commercial general liability insurance (including contractual liability and completed operations coverage) for each general contractor written on a 1996 standard "ISO" occurrence basis form or equivalent and excess umbrella coverage, carried during the course of construction, with general liability insurance limits as set forth in clause (ii) above.

          (b) Owner shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Section 2.4, provided, however, that notwithstanding the foregoing, Owner
                  --------
may carry additional insurance not required under this Indenture, provided any such insurance affecting the Mortgaged Property shall be for the mutual benefit of Owner and Lender, as their respective interests may appear, and shall be subject to all other provisions of this Section 2.4.

          (c) (i) Such insurance shall be issued by companies authorized to transact business in the State in which the Mortgaged Property is located and having an Alfred M. Best Company rating of "A" or better and financial size category of not less than X, and an S&P rating of "A" or better as to claims paying ability. No insurance policy maintained by Owner thereunder shall provide for a deductible in excess of $50,000. Originals or certified copies of all insurance policies shall be delivered to and held by Lender. Owner shall deliver to Lender copies of the applicable insurance policies and original or duplicate certificates of insurance, satisfactory to and permitting reliance thereon by Lender, evidencing the existence of all insurance which is required to be maintained by Owner hereunder, such delivery to be made (i) at or prior to the execution and delivery hereof and (ii) at least thirty (30) days prior to the expiration of any such insurance in each case, bearing notations evidencing the payment of premiums or renewal premiums, as applicable. Owner shall immediately notify Landlord whenever any separate insurance is obtained and shall deliver to Lender the policies or certificates evidencing the same. Any insurance required hereunder may be provided under blanket policies provided that the Mortgaged
                                                 --------
Premises and the applicable coverage applicable thereto are specified therein.

          (d) All such insurance (other than any worker's compensation policy), whether maintained by Owner, shall be endorsed to provide that:

               (i) such insurance will not be canceled or amended except after thirty (30) days' written notice to Lender, except with respect to non-payment which shall not be canceled or amended except after ten (10) days written notice to Lender, and that it shall not be invalidated by any act or negligence of Owner or any person or entity having an interest in the Mortgaged Property, nor by occupancy or use of the Mortgaged Property for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Mortgaged Property, nor by change in title to or ownership of the Mortgaged Property;

               (ii) Lender is an additional insured with the understanding that any obligation imposed upon the insured (including, without limitation, the liability to pay premiums, but excluding any obligation of the insured to cooperate with any insurer or any insurer's representative in the investigation, defense or settlement of any claim covered under such insurance) shall be the sole obligation of Owner and not that of any other insured;

               (iii) all Insurance Proceeds payable under any policy of insurance with respect to the Mortgaged Property (other than any general liability policy and any worker's compensation policy) shall be paid to Lender under a standard mortgagee's clause;

               (iv) the interests of Lender shall not be invalidated by any action or inaction of Owner, or any other Person, and such insurance shall insure Lender regardless of any breach or violation by Owner or any other Person of any warranties, declarations or conditions contained in the policies relating to such insurance or application therefor;

               (v) the insurer thereunder waives all rights of subrogation against Lender and waives any right of set-off and counterclaim and any other right of deduction, whether by attachment or otherwise;

               (vi) such insurance shall be primary without right of contribution from any other insurance carried by or on behalf of Owner or Lender or any other Person with respect to its interest in the Mortgaged Property; and

               (vii) all terms, conditions, insuring agreements and endorsements, with the exception of limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

          (e) If Owner fails to maintain and deliver or fails to cause to be maintained and delivered to Lender the original policies or certificates of insurance required by this Indenture, Lender may, at its option, procure such insurance, and Owner shall reimburse Lender in the amount of all such premiums thereon promptly, upon demand by Lender, with interest thereon at the Default Rate from the date paid by Lender to the date of repayment, and such sum shall be a part of the Indebtedness secured by this Indenture, but this sentence shall not prevent any default under this Section 2.4 from becoming an Event of Default.

          (f) (i) In the event of any casualty affecting all or any portion of the Mortgaged Property or of any Taking or proposed Taking with respect thereto, Owner shall, at such time as Owner has obtained actual knowledge thereof, give prompt written notice thereof to Lender (which notice shall set forth Owner's good faith estimates of the cost of repairing or restoring any damage or destruction caused thereby), or, if Owner cannot reasonably estimate the anticipated cost of such restoration, Owner shall nonetheless give Lender prompt notice of the occurrence of any such casualty, Taking or proposed Taking, and will diligently proceed to obtain estimates to enable Owner to quantify the anticipated cost of such restoration, whereupon Owner shall promptly notify Lender of such good faith estimate.

               (ii) Lender is hereby irrevocably appointed as Owner's attorney-in-fact, coupled with an interest, with full power of substitution, with exclusive power to collect, receive and retain the Loss Proceeds relating to any such casualty or Taking, subject to the provisions of this Indenture and the Loan Agreement, and with exclusive power after the occurrence and during the continuance of any Event of Default to make any compromise or settlement in connection with any such casualty or Taking. So long as no Event of Default shall have occurred and be continuing, Owner may adjust, compromise, settle or enter into any agreement with respect to any such casualty, Taking, compromise or settlement proceedings with the prior written consent of Lender, which consent shall not be unreasonably withheld, delayed or conditioned and which consent shall not be required for any adjustment, compromise or settlement of Loss Proceeds in an amount less than $100,000. Lender may appear in any such proceeding or action to negotiate, prosecute and adjust any claim for any Loss Proceeds, and Lender shall collect all such Loss Proceeds. Owner shall pay all costs and expenses in connection with each such proceeding, action, negotiation, prosecution and adjustment. All Loss Proceeds shall be applied in accordance with the provisions of this Indenture. Owner shall execute and deliver to Lender any and all instruments reasonably required in connection with any such casualty,Taking or compromise or settlement proceeding promptly after request therefor by Lender.

               (iii) Owner hereby irrevocably assigns to Lender all Loss Proceeds payable with respect to any award, compensation or insurance payment to which Owner may become entitled by reason of Owner's interest in the Mortgaged Property (A) if the use, occupancy or title of the Mortgaged Property or any part thereof is taken, requisition or sold in, by or on account of any actual or threatened Taking (B) if the Mortgaged Property or any part thereof is damaged or destroyed by fire, flood or other casualty. All Loss Proceeds shall be paid directly to Lender pursuant to the terms and conditions hereof. Lender shall deposit any Loss Proceeds received by it into the Restoration Account. If any Loss Proceeds are received by Owner, such Loss Proceeds shall be received in trust for Lender, shall be segregated from other funds of Owner, and shall be forthwith paid to Lender to be held in a segregated account controlled by Lender, in each case to be applied or disbursed in accordance with paragraphs
(f) and (g) of this Section 2.4.

               (iv) Subject to the next sentence of this Section 2.4(f)(iv), if a Taking or casualty shall affect all or a substantial portion of the Mortgaged Property and shall render the Mortgaged Property unsuitable for restoration for continued use or occupancy of Owner's business (herein, a "Major
                                                                           -----
Condemnation" and "Major Casualty"), then Owner shall, not later than forty-five
------------       --------------
(45) days after such Major Condemnation or Major Casualty, as the case may be, deliver to Lender (A) an irrevocable notice of its intention to prepay the Note in full on the first Payment Date specified in such notice occurring not less than 30 nor more than 90 days after the date of such notice and (B) a certificate of Owner describing the event giving rise to such prepayment and stating that Owner has determined in good faith that such Major Condemnation or Major Casualty, as the case may be, has rendered the Mortgaged Property unsuitable for restoration for continued use and occupancy of Owner's business. If a Taking or casualty occurs that affects all or a substantial portion (more than 20%) of a Building or if a Taking of the nature described in clause (ii) of the definition of Taking occurs, which in any such case, renders such Building unsuitable for restoration for continued use or occupancy of Owner's business which does not constitute a Major Condemnation or Major Casualty (such condemnation herein called, a "Major Building Condemnation"
                                                    ---------------------------
and such casualty herein called "Major Building Casualty"), then Owner shall,
                                 -----------------------
not later than forty-five (45) days after such Major Building Condemnation or Major Building Casualty, as the case may be, deliver to Lender (A) an irrevocable notice of its intention to prepay a portion of the Note in an amount equal to 100% times the Allocated Building Debt related to such Building (plus Make-Whole Premium if such notice is given in connection with a Major Building Condemnation of the nature described in clause (ii) of the definition of Taking) on the first Payment Date specified in such notice occurring not less than 30 nor more than 90 days after the date of such notice and (B) a certificate of Owner describing the event giving rise to such prepayment and stating that Owner has determined in good faith that such Major Building Condemnation or Major Building Casualty, as the case may be, has rendered the Building unsuitable for restoration for continued use and occupancy of Owner's business. Any Major Building Condemnation or Major Building Casualty that occurs following a previous Major Building Condemnation or Major Building Casualty with respect to the other previously existing Building shall constitute a Major Condemnation or Major Casualty, respectively.

               (v) If no Event of Default has occurred and is continuing and if Owner has not delivered notice to Lender of its intention to prepay the Note pursuant to clause (iv) of this Section 2.4(f)(iv), Lender will make the Loss Proceeds available to Owner for the repair, restoration and rebuilding of the Mortgaged Property or such Building (such repair, restoration and rebuilding are sometimes hereinafter collectively referred to as the Work) so damaged, destroyed or taken, such Work to be performed in full compliance with all Legal Requirements and pursuant to the terms and subject to the conditions of Section 2.4(g) hereof. If an Event of Default has occurred and is continuing, the Loss Proceeds may be applied by Lender, at its sole option, to reduce the Indebtedness. If the Loss Proceeds are applied to reduce the Indebtedness, Lender shall apply the same in accordance with the applicable provisions of this Indenture. If Owner has delivered notice to Lender of its intention to prepay the Note pursuant to Section 2.4(f)(iv), Owner shall prepay all or a portion of the Note as specified in such notice (with Make-Whole Premium if such prepayment is with respect to a Taking of the nature described in clause (ii) of the definition of Taking) and, contemporaneously with such prepayment, Lender shall pay to Owner any Loss Proceeds received by Lender prior to such prepayment in connection with the related Major Casualty, Major Condemnation, Major Building Casualty or Major Building Condemnation. In the event that Lender elects to allow Loss Proceeds to be used for the Work or if Lender is required pursuant to the terms hereof to make the Loss Proceeds available for Work, any excess Loss Proceeds remaining after completion of such Work, so long as no Event of Default has occurred and is continuing, shall be paid over to Owner, provided, however,
                                                             --------  -------
that if an Event of Default has occurred and is continuing, such excess Loss Proceeds may be applied to the payment of the Indebtedness by Lender, at its sole option.

          (g) If, after a Taking or casualty, Owner is not permitted to give notice of its intention to prepay the Note in accordance with Section 2.4(f)(iv) then Owner shall, at its expense, promptly rebuild, replace or repair the Mortgaged Property or the Building in conformity with the requirements herein so as to restore the Mortgaged Property or the Building (in the case of condemnation, as nearly as practicable) to the condition and fair market value thereof immediately prior to such occurrence). Prior to any such rebuilding, replacement or repair, Owner and Lender shall agree on the maximum cost thereof (the "Restoration Cost"). If Lender elects to
                                        ----------------
allow the Loss Proceeds to be used for the Work or is required to make the Loss Proceeds available for such Work, in accordance with Section 2.4(f), then such Loss Proceeds shall be held by Lender and shall be paid out from time to time to Owner as the Work progresses (less any cost to Lender of recovering and paying out such Loss Proceeds, including, without limitation, reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), subject to compliance by Owner of each of the following conditions:

               (i) The Restoration Cost shall be paid first out of Owner's own funds to the extent that the Restoration Cost exceeds the Loss Proceeds received by Lender in connection with such occurrence, after which expenditure Owner shall be entitled to receive the Loss Proceeds in accordance with Section 2.4(g), but only against certificates of Owner (and Lien releases and other items and conditions generally and reasonably required in connection with disbursement of the Loss Proceeds) delivered to Lender from time to time as such work or rebuilding, replacement and repair progresses, each such certificate describing the work for which Owner is requesting payment and the cost incurred by Owner in connection therewith and stating that Owner has not theretofore received payment for such work. To the extent that this Indenture requires that Owner deliver its portion of the Restoration Cost to Lender (or other security acceptable to Lender), Owner shall deliver the same to Lender. In addition, in such event the Restoration Cost shall be disbursed in accordance with the procedure set forth herein. In the event of any temporary Taking, the Loan Documents shall remain in full force and effect and the Loss Proceeds allocable to such temporary Taking shall be paid to Lender, to be applied towards the payment of Debt Service Payments and Securitization Costs as the same become due. Owner shall not be entitled to disbursements of amounts in the Restoration Account or of the Loss Proceeds if an Event of Default has occurred and is continuing.

               (ii) The Debt Service Payments and Securitization Costs payable under the provisions of the Loan Documents shall not be affected, altered or reduced by any casualty or Taking (except as specifically set forth with respect to a prepayment of the Note upon payment of the amounts required therein). Owner's obligation to continue to pay shall continue notwithstanding any such casualty or Taking, unless a prepayment occurs.

               (iii) If the Loss Proceeds are required to be held by Lender in the Restoration Account, then such Loss Proceeds and any amount of Restoration Cost deposited by Owner with Lender shall be held by Lender and shall be paid out from time to time to Owner as the work progresses (less any cost to Lender of recovering and paying out such proceeds, including, without limitation, reasonable attorneys', trustees' or escrow fees relating thereto and costs allocable to inspecting the work and the plans and specifications therefor), subject to Section 2.3 hereof.

               (iv) If the work constitutes Material Alterations, the provisions of Section 2.3(d) shall apply and either the Authorized Representative of Owner or, if the Work is required to be performed under the supervision of an Architect pursuant to Section 2.3(d), the Architect selected by Owner and reasonably acceptable to Lender, shall have delivered to Lender a certificate estimating the cost of completing the Work, and, if the amount set forth therein is more than the amount of Loss Proceeds then being held by Lender in connection with a casualty to or partial Taking of the Mortgaged Property or a Building, Owner shall have delivered or caused to be delivered to Lender (x) cash collateral in an amount equal to such excess, or (y) an unconditional, irrevocable, clean sight draft letter of credit, in form and substance, and issued by a bank, acceptable to Lender in its sole discretion, in the amount of such excess, and which bank has a rating from each of the Rating Agencies in one of their respective two highest rating categories, or (z) evidence acceptable to Lender that the excess has been expended in performing the Work prior to any funds being drawn from the Loss Proceeds.

               (v)   Each request for payment shall be made on not less than ten
(10) Business Days prior notice to Lender and shall be accompanied by an Officer's Certificate (or if such Work is being performed under the supervision of an Architect, by a certificate of such Architect), stating (A) in the case of an Officer's Certificate only, that no Default exists hereunder or under any other Loan Document, (B) that, based upon an inspection of the Mortgaged Property or a Building, all of the Work completed has been done in substantial compliance with the approved plans and specifications, if required under Section 2.3(d), (C) that the sum requested is validly required to reimburse Owner for payments by Owner, or is validly due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Lender does not exceed the value of the Work done to the date of such certificate, (D) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Mortgaged Property or a Building, that title to the personal property items covered by the request for payment is vested in Owner, and (E) the remaining cost to complete such Work and that the remaining amount held by Lender (together with any amounts contemporaneously deposited with Lender in the Restoration Account in connection herewith) shall be sufficient to cover the cost of completion of such Work; provided, however,
                                                            --------  -------
that if such certificate is given by an Architect, such Architect shall certify as to clause (B) above, and the Authorized Representative of Owner shall certify as to the remaining clauses above, and provided, further, that Lender shall not
                                       --------
be obligated to disburse such funds if the provisions of Section 2.4(g)(x) are applicable. Additionally, each request for payment shall contain a statement signed by Owner approving both the Work done to date and the Work covered by the request for payment in question.

               (vi) Each request for payment shall be accompanied by waivers of Lien satisfactory to Lender covering that part of the Work for which payment or reimbursement has been made as of the date of the current request and, if required by Lender, a search prepared by a title company or licensed abstractor, or by other evidence satisfactory to Lender that there has not been filed with respect to the Mortgaged Property or a Building any mechanics, or other Lien or instrument for the retention of title relating to any part of the Work not discharged of record. Additionally, as to any personal property covered by the request for payment, Lender shall be furnished with evidence of payment therefor and such further evidence satisfactory to assure Lender of its valid first Lien on and security interest in the personal property.

               (vii) Lender shall have the right to inspect the Work at all reasonable times upon reasonable prior notice and may condition any disbursement of Loss Proceeds upon the satisfactory completion, as determined in Lender's sole discretion, of any portion of the Work for which payment or reimbursement is being requested. Neither the approval by Lender of any required plans and specifications for the Work nor the inspection by Lender of the Work shall make Lender responsible for the preparation of such plans and specifications or the compliance of such plans and specifications, or of the Work, with any applicable Legal Requirement, covenant or agreement.

               (viii) Amounts shall be disbursed from the Restoration Account not more frequently than once every thirty (30) days.

               (ix) Upon completion of the Work and payment in full therefor, Lender shall apply any amounts remaining in the Restoration Account in accordance with the provisions of Section 2.4(f).

               (x) Notwithstanding any other provision of this Section 2.4(g), so long as Owner fails promptly to commence the Work or to proceed diligently and continuously to complete the Work or an Event of Default has occurred and is continuing, Lender, in its sole discretion, may apply any amounts held in the Restoration Account and/or any Loss Proceeds held by it to continue the Work, to make any Advances it may, in its sole discretion, decide to make with respect to the Mortgaged Property or a Building or apply such Loss Proceeds to pay or prepay, in whole or in part, any Indebtedness. No such Advance by Lender shall cure an Event of Default, and Owner shall be obligated to immediately reimburse such amount to Lender, together with interest accrued thereon at the Default Rate.

Restoration Cost and/or Loss Proceeds held by Lender in accordance with this
Section 2.4(g) shall be held in the Restoration Account.

     Notwithstanding any other provision of this Section 2.4, if the cost of the Work is less than $100,000 with respect to any one casualty or partial Taking, such Work can be completed in less than ninety (90) days and no Event of Default has occurred and is continuing hereunder then Lender, upon request by Owner, shall permit Owner to apply for and receive the Loss Proceeds directly from the insurer or payor thereof (and Lender shall advise such insurer or payor to pay over such Loss Proceeds directly to Owner), provided that Owner shall promptly and diligently commence and complete such Work in a good and workmanlike manner.

          (h) If an Event of Default shall have occurred and be continuing or if Owner (i) shall fail to submit to Lender for approval plans and specifications (if required pursuant to Section 2.3(d) hereof) for the Work (approved by the Architect and by all Governmental Authorities whose approval is required), (ii) after any such plans and specifications for the Work are approved by all such Governmental Authorities, by the Architect and, if required hereunder, by Lender, shall fail to commence promptly such Work, (iii) after Lender has released the Loss Proceeds to the extent provided for hereunder, shall fail to diligently prosecute such Work to completion, or (iv) shall fail in any other respect to comply with the Work obligations under this Section 2.4, then, in addition to all other rights available hereunder, at law or in equity, Lender, or any receiver of the Mortgaged Property or any portion thereof, upon fifteen (15) days prior notice to Owner (except in the event of emergency in which case no notice shall be required), may (but shall have no obligation to) perform or cause to be performed such Work, and may take such other steps as it deems advisable, but this sentence shall not prevent any default by Owner from becoming an Event of Default. Owner hereby waives, for Owner and all others holding under or through Owner, any claim, other than for willful misconduct, against Lender and any receiver arising out of any act or omission of Lender or such receiver pursuant hereto, and Lender may apply all or any portion of the Restoration Cost and/or Loss Proceeds (without the need to fulfill any other requirements of this Section 2.4) to reimburse Lender and such receiver, for all amounts incurred in connection with the Work, and any costs not reimbursed to Lender or the receiver shall be paid by Owner to Lender or such receiver upon demand together with interest thereon at the Default Rate from the date such amounts are advanced until the same are paid to Lender or the receiver, and such sum shall be part of the Indebtedness secured by this Indenture.

    Section 2.5   Condemnation.  Promptly after receipt of written notice or
                  ------------
otherwise obtaining actual knowledge thereof, Owner shall notify Lender promptly of the commencement or threat of any Taking of the Mortgaged Property or a Building or a portion thereof and the provisions of Section 2.4 shall apply with respect thereto to the extent set forth therein.

     Section 2.6  Impositions. Owner shall comply with all Legal Requirements
                  -----------
and shall pay or cause to be paid all Impositions with respect to Owner, the Mortgaged Property or any part thereof and/or any Property Income derived therefrom or with respect thereto to the extent the same are due and payable, unless a current Permitted Contest with respect to a Legal Requirement or of the amount or validity thereof shall be made in good faith.

     Section 2.7  Use of Loan Proceeds.  The proceeds of the Loan will not be
                  --------------------
used for personal, family or household use.

     Section 2.8  Permitted Contests. "Permitted Contest" shall mean, so long
                  ------------------
as no Event of Default under this Indenture shall have occurred and be continuing, that Owner may, in good faith, contest the existence, amount or validity of any Imposition or Lien or Legal Requirement by appropriate proceedings diligently pursued, provided that (a) there shall have been deposited with Lender an amount sufficient to pay such Imposition, or Lien or to perform such Legal Requirement or such other security as shall be satisfactory to Lender, together with all interest and penalties which may become due thereon as determined by Lender, (i) prior to the commencement of any contest with respect to a failure to pay any such Imposition or Lien or failure to perform any such Legal Requirement relating to the Mortgaged Property, and (ii) no later than sixty (60) days after Owner has knowledge of the attachment, or filing or recording of any Lien with respect to the Mortgaged Property involving claims against Owner which do not otherwise relate to the Mortgaged Property, and (b) failing to pay such Imposition or Lien or failing to perform such Legal Requirement will not (1) subject Lender to criminal or civil penalties or fines or to prosecution for a crime, (2) subject the Mortgaged Property or a ny part thereof to being condemned, vacated, forfeited or otherwise impaired, (3) impair the value of the Lien or security interest granted hereunder, (4) have the effect of interrupting or preventing the collection of any contested amount or other realization of value from the Mortgaged Property or any part thereof or interest therein, the Debt Service Payments or Securitization Costs or any other sums payable hereunder or any portion thereof to satisfy the claim, (5) subject the Mortgaged Property, any portion thereof or interest therein, the Debt Service Payments or Securitization Costs or any other sums payable under the Loan Documents or any portion thereof to sale, forfeiture, interruption or loss by reason of such proceedings or (6) affect the ownership or occupancy of the Mortgaged Property or the Lender's ability or right to exercise its remedies hereunder, including without limitation, foreclosure against the Mortgaged Property; provided,
                                                                --------
further, that prior to the date on which any such Imposition would otherwise
-------
have become delinquent or any such Lien attach or any such Legal Requirement not be performed, Owner shall have given Lender prior notice of such contest. When required by the immediately preceding sentence, Owner shall give such security as may be reasonably required by Lender to ensure ultimate payment of such Imposition or such Lien and compliance with such Legal Requirements and to prevent any sale, forfeiture, interruption or loss of the Mortgaged Property or any portion thereof, any Debt Service Payments and Securitization Costs or other sums required to be paid by Owner hereunder, by reason of such nonpayment or noncompliance. Owner shall promptly pay any such Imposition or Lien as finally determined, together with all interest and penalties payable in connection therewith, and Owner shall promptly perform any such Legal Requirement as finally determined and pay any costs, liabilities, damages, penalties or other amounts, if any, required as part of any such final determination.

     Section 2.9   Prepayment.  Owner shall not have the right to prepay the
                   ----------
Loan, in whole or in part, except in accordance with the terms of this Section
2.9. Although Owner, at its option, shall be permitted to make a Defeasance Deposit pursuant to Section 2.20 after the Permitted Defeasance Date, Owner shall not be permitted to prepay, in whole or in part, the Principal Amount, except as expressly provided in Sections major condemnation or major casualty 2.4(f)(iv), 2.11 and 2.19, which prepayment shall be without premium, except if a Major Building Condemnation occurs of the nature described in clause (ii) of the defintion of Taking, then in that instance, such prepayment shall be with a Make-Whole Premium. All prepayments in whole or in part of the Principal Amount
                    -----------------------------------------------------------
shall be made on a Payment Date after payment and application of the Debt
-------------------------------------------------------------------------
Service Payment due on such Payment Date and shall be applied in accordance with
----------------------------------------
Section 2.1(c). Upon any partial prepayment of the Note, the Debt Service Payments may be reamortized as set forth in Section 2.1(b).

     Section 2.10  Maintenance of Existence; Merger and Consolidation.
                   --------------------------------------------------

          (a) Owner is and, so long as any portion of the Indebtedness shall remain outstanding, shall do all things necessary to continue to be a duly organized, validly existing corporation. So long as it owns the Mortgaged Property, Owner shall do all things necessary to comply (in accordance with the terms of any other applicable Granting Clause Document), in all material respects with all Legal Requirements of any Governmental Authority or court applicable to Owner or to the Mortgaged Property or any portion thereof and to preserve and keep in full force and effect its existence, and to the extent necessary or desirable for the conduct of its business, its franchises, licenses, authorizations, registrations, permits and approvals under the laws of the United States, the State of its formation and the State in which the Mortgaged Property is located.

          (b) Prior to the merger of Owner into another corporation, to the consolidation of Owner with one or more other corporations, and to the sale or other disposition of all or substantially all the assets of Owner to one or more other entities, the surviving entity or transferee of assets, as the case may be, shall deliver to Lender an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of Owner hereunder and under any instrument executed by Owner relating to the Mortgaged Property.
Owner covenants that it will not merge or consolidate or sell or otherwise dispose of all or substantially all of its assets unless such instruments shall have been so delivered. In addition, the following shall be conditions precedent of such a merger, consolidation or sale of assets: (i) that no Event of Default shall have occurred and is continuing hereunder; (ii) the surviving entity of any merger, consolidation or the transferee in connection with any such sale of assets must be organized in the United States and must have a net worth and long term unsecured credit rating not less than the net worth and long term unsecured credit rating of Owner on the day prior to the merger, consolidation or sale of assets; (iii) if the Loan is included in a securitization, the Rating Agencies shall have confirmed in writing that such merger, consolidation or sale of assets shall not result in a downgrade, withdrawal or qualification of any securities in connection with such securitization; (iv) opinions in form and substance reasonably satisfactory to Lender which shall include those opinions which are customarily and usually given at such time relating to such merger, consolidation or sale of assets addressed to Lender and to the Rating Agencies shall have been delivered by Owner to Lender, and after any securitization which includes the Loan, to the Rating Agencies (including without limitation, tax and bankruptcy opinions); and
(v) Lender shall be given, as a prerequisite to such merger, consolidation or sale of assets, a written certification from the chief financial officer of Owner that the provisions of this Section have been satisfied.

     Section 2.11 Conveyance in Anticipation of Condemnation, Granting of
                  -------------------------------------------------------
Easements, Etc. If no Event of Default shall have occurred and be continuing,
---------------
Owner may, from time to time, (i) sell, assign, convey or otherwise transfer an interest in the Mortgaged Property to any Person legally empowered to take such interest under the power of eminent domain, (ii) grant easements, licenses, rights of way and other rights and privileges in the nature of easements of such nature, extent and duration as Owner may reasonably request; (iii) release or relocate existing easements and appurtenances which are for the benefit of the Mortgaged Property; (iv) dedicate or transfer unimproved portions of the Mortgaged Property for road, highway or other public purposes; (v) execute petitions to have the Mortgaged Property annexed to any municipal corporation or utility district; (vi) execute amendments to any covenants and restrictions affected the Mortgaged Property; and (vii) execute and deliver any instrument necessary or appropriate to confirm such grants or releases to any Person in each of the foregoing instances, but only if (A) such grant or release is not materially detrimental to the proper conduct of business of Owner on the Mortgaged Property, (B) such grant or release does not impair the effective use of the Mortgaged Property for its intended purposes or materially adversely affect its value, (C) Owner considers the consideration, if any, being paid for such grant or release to be fair and adequate, (D) for so long as this Indenture is in effect, Owner will perform all obligations, if any, under the applicable instrument, and (E) Lender shall have received (X) a certificate from the appropriate officer of Owner certifying as to the satisfaction of the conditions described in clause (A) through (D) above, (Y) a duly authorized undertaking of Owner in form and substance reasonably satisfactory to Lender, to the effect that Owner will remain obligated hereunder and under the other Loan Documents to the same extent as if such grant or release had not been made and (Z) such instruments, certificates (including evidence of authority) and opinions of counsel reasonably acceptable to Lender, as Lender may reasonably request. Any easement that imposes any Lien arising by virtue of the nonperformance of obligations under such easement shall be subordinate to the Lien of this Indenture. The grant of any such easement shall be subject to Lender's prior consent. Owner shall be responsible for the payment of all costs and expenses (including the costs and expenses of Lender) incurred in connection with this Section 2.11. All amounts or proceeds (after deducting reasonable expenses of collecting the same and reconstructing the Mortgaged Property) received by Owner by virtue of said action and/or release of said interest shall be paid over to Owner, provided, however, that if the amount to
                                      --------  -------
be paid over to Owner exceeds $100,000 or if any Event of Default shall have occurred and be continuing, such amounts or proceeds shall be paid to Lender immediately upon receipt thereof by Owner and, at Lender's sole election, shall be applied as a partial prepayment of the Note without premium pursuant to
Section 2.9.

     Section 2.12 Costs of Defending and Upholding the Lien.  Lender may, (a)
                  -----------------------------------------
appear in and defend any action or proceeding, in the name and on behalf Lender or Owner, in which Lender is named or which Lender in its sole discretion determines may adversely affect the Mortgaged Property, this Indenture, the Lien hereof or any other Loan Document; and (b) institute any action or proceeding which Lender in its sole discretion determines should be instituted to protect the interest or rights of Lender in the Mortgaged Property or under this Indenture or any other Loan Document. Lender shall provide prompt written notice of the foregoing to Owner and shall endeavor to provide Owner with at least fifteen (15) days prior written notice thereof. Owner agrees to bear and shall pay or reimburse Lender within five (5) days after demand therefor for all Advances and expenses (including, without limitation, reasonable attorneys' fees and disbursements) relating to or incurred by Lender in connection with any such action or proceeding.

     Section 2.13 Costs of Enforcement.  Owner agrees to bear and shall pay or
                  --------------------
reimburse Lender on demand for all Advances, out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' and appraisers' fees and expenses and the fees and expenses of any receiver or similar official) of or incidental to the collection of the Indebtedness or the enforcement of Owner's obligations under this Indenture or any other Loan Document, any foreclosure (or Transfer in lieu of foreclosure) of this Indenture or any other Loan Document or sale of all or any portion of the Mortgaged Property by power of sale, any enforcement, compromise or settlement of this Indenture, any other Loan Document or the Indebtedness, or any defense or assertion of the rights or claims of Lender in respect of any thereof, by litigation or otherwise.

     Section 2.14 Interest on Advances and Expenses. All Advances made, interest
                  ---------------------------------
thereon, and expenses incurred at any time by Lender pursuant to the provisions of this Indenture or the other Loan Documents or under applicable law shall be secured by this Indenture as part of the Indebtedness, with equal rank and priority. All such Advances and expenses (including all amounts reimbursable pursuant to Section 2.13) shall bear interest at the Default Rate, payable on demand, from the date that each such Advance or expense is made or incurred to the date of reimbursement.

     Section 2.15 Indemnification.  In addition, and without limitation to any
                  ---------------
other provision of this Indenture, Owner shall protect, indemnify and save harmless Lender Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expense (including, without limitation, reasonable attorneys' fees and expenses whether incurred within or outside the judicial process) (any of the foregoing, a "Claim"), imposed upon or
                                                        -----
incurred by or asserted against any Lender Party by reason of or with respect to
(a) the Lien of this Indenture (as such Lien relates to an event occurring on or about the Mortgaged Property), the Mortgaged Property or any portion thereof or any interest therein or the receipt of any Property Income; (b) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about the Mortgaged Property or any portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways including, without limitation, as a result of or arising from any negligent or tortious act or omission of Owner or its agents, employees, officers and directors; (c) any use, non-use or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, the Mortgaged Property or any portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (d) any failure on the part of Owner to perform or comply with any of the terms, covenants or conditions of this Indenture or any of the other Loan Documents;
(e) any representation or warranty made herein, in any certificate delivered to Lender or in any other Loan Document being false or misleading in any material respect as of the date such representation or warranty was made; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any portion thereof; (g) any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with the Loan, any Lease or other transaction involving the Mortgaged Property or any portion thereof; (h) any Imposition, including, without limitation, any Imposition attributable to the execution, delivery, filing, or recording of any Loan Document, Lease or memorandum thereof; (i) any Lien or claim arising on or against the Mortgaged Property or any portion thereof under any Legal Requirement or any liability asserted against Lender with respect thereto; or (j) the claims of any tenant of all or any portion of the Mortgaged Property or any Person acting through or under any tenant or otherwise arising under or as a consequence of any Lease. Notwithstanding the foregoing provisions of this Section 2.15 to the contrary, Owner shall have no obligation to indemnify any Lender Party pursuant to this Section 2.15 for liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which (I) result from such Lender Party's willful misconduct or gross negligence, or (II) arise from and after the date title to the Mortgaged Property is transferred to a Person (other than Lender, or its successors and assigns, any designee of Lender, or an affiliate of Owner) pursuant to a foreclosure under this Indenture or a deed-in-lieu of such foreclosure. Any amounts payable to any Lender Party by reason of the application of this Section 2.15 shall be secured by this Indenture and shall become immediately due and payable and shall bear interest at the Default Rate from the date any such Claim is suffered or incurred by such Lender Party until paid by Owner.

     Section 2.16 Transfers. (a) Except as otherwise expressly permitted under
                  ---------
Section 2.11 and this Section 2.16, no Transfer shall be permitted, and Owner shall not suffer or permit a Transfer to occur, without the prior written consent of Lender, which consent will be given or withheld in the sole discretion of Lender, provided, however, no consent of Lender shall be necessary
                      --------  -------
for Transfers of Equity Interests which in the aggregate during the term of the Loan (a) do not exceed forty-nine percent (49%) of the total interests in Owner and (b) do not result in any partner's, members, shareholder's or other Person's interest in Owner exceeding forty-nine percent (49%) of the total interests in Owner. Transfers of Equity Interests exceeding forty-nine (49%) shall be permitted so long as (i) no Event of Default shall have occurred and be continuing hereunder;
(ii) any transferee of the Equity Interests must be either a natural person or an entity organized in the United States, as the case may be; (iii) Owner must following the Transfer have not less than the net worth and the long term unsecured credit rating as it did prior to the Transfer; (iv) if the Loan is included in a securitization, the Rating Agencies shall have confirmed in writing that such Transfer shall not result in a downgrade, withdrawal or qualification of any securities in connection with such securitization; (v) opinions in form and substance reasonably satisfactory to Lender which shall include those opinions which are customarily and usually given at such time relating to such Transfer addressed to Lender and to the Rating Agencies shall have been delivered by Owner to Lender, and after any securitization which includes the Loan, to the Rating Agencies (including without limitation, tax and bankruptcy opinions); and (vi) Lender shall have received, as a prerequisite to such Transfer, a written certification from an officer of Owner that the provisions of this Section have been satisfied. Any Transfer made in violation of the foregoing provision shall be an immediate Event of Default without notice or opportunity to cure and shall be void and of no effect as against Lender.

          (b) Lender's consent to any one Transfer shall not be deemed to be a waiver of Lender's right to require such consent to any future Transfer.

          (c) Owner agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys, fees and disbursements, title search costs, and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such Transfer. Owner agrees to provide reasonable prior written notice to Lender of any Transfer contemplated by this Section 2.16.

     Section 2.17 Estoppel Certificates.
                  ---------------------

          (a) Within ten (10) Business Days after a request by Lender, Owner shall furnish to Lender a duly acknowledged written statement confirming the amount of the outstanding Indebtedness, the terms of payment and Maturity Date of the Note, the date to which interest has been paid, whether any offsets or defenses exist against the Indebtedness, and whether any Event of Default or any Default has occurred and is continuing with respect to this Indenture or any other Loan Document, that each Granting Clause Document is unmodified and in force and effect (or if there have been modifications, that each Granting Clause Document is in force and effect as modified, and identifying the modification agreements), the date to which Debt Service Payments and Securitization Costs have been paid, whether there is any existing default by any party under any Granting Clause Document and whether there exists any material unrepaired damage to the Mortgaged Property. If any offsets or defenses are alleged to exist, such statement shall set forth in reasonable detail the nature thereof.

          (b) Within ten (10) Business Days after a request by Owner, Lender shall furnish to Owner a duly acknowledged written statement confirming the amount of the Indebtedness, the terms of payment and maturity date of the Note, the date to which interest and principal has been paid, and whether any Event of Default has occurred and is continuing with respect to this Indenture or any other Loan Document of which Lender has actual knowledge.

     Section 2.18 Assignment of Leases, Other Contracts and Property Income.
                  ---------------------------------------------------------
Owner hereby absolutely and unconditionally assigns and transfers to Lender the Leases, the Granting Clause Documents and the Property Income. Owner shall not otherwise assign, transfer or encumber in any manner the Leases, the Granting Clause Documents or the Property Income, or any portion thereof. The assignment in this Section 2.18 shall constitute an absolute and present assignment of the Leases, the Granting Clause Documents and the Property Income, and not an assignment for security, and the existence or exercise of Owner's conditional license to collect Property Income which shall continue unless there is an Event of Default, or otherwise act with respect to any Granting Clause Document shall not operate to subordinate this assignment to any subsequent assignment. The exercise by Lender of any of its rights or remedies under this Section 2.18 shall not be deemed or construed to make Lender a mortgagee-in-possession. Owner will punctually perform all obligations, covenants and agreements by it to be performed under each other Granting Clause Document and will at all times do all things reasonably necessary to compel performance by the other parties thereto of all of their respective obligations, covenants and agreements thereunder.

     Section 2.19 Cash Management.
                  ---------------

          (a)     Central Account and Securitization Costs Account.  At all time
                  ------------------------------------------------
during the term of the Loan, Owner shall cause to be deposited into the Central Account all payments of Debt Service Payments and Make-Whole Premiums which are payable to Lender and, except as otherwise expressly provided in this Indenture, all other payments by Owner to Lender under the Loan Documents. The Central Account is Lender's own account established for the purpose of receiving all payments referred to in the preceding sentence. In accordance with the terms of this Indenture, Owner shall cause the Securitization Costs to be deposited into the Securitization Costs Account which shall be used by Lender to offset
Securitization Costs.   The Securitization Costs Account shall be under the sole
dominion and control of Lender. Owner hereby grants Lender a security interest in Owner's right, title and interest in all amounts to be deposited into the Securitization Costs Account and in any Permitted Investments with respect thereto. Owner hereby irrevocably directs and authorizes Lender to withdraw funds from the Securitization Costs Account in accordance with the terms and conditions of this Indenture and the other Loan Documents. Owner shall have no right of withdrawal in respect of the Securitization Costs Account.

          (b)     Application of Securitization Costs Account.  On each Payment
                  -------------------------------------------
Date, Owner shall deposit into the Securitization Costs Account $833.33, which amount shall not increase per Payment Date and not exceed $10,000 per year.
The Securitization Costs shall be used by Lender to pay or reimburse the payment of a proportionate share of the Securitization Costs for which Lender is responsible in connection with any securitization transaction in which the Loan or any interest therein has been included. If no Event of Default has occurred and is continuing, on each Payment Date occurring in March of each year commencing March 1, 1999, prior to depositing the $833.33 required by this
Section 2.19(b) to be deposited into the Securitization Costs Account on such date, any amount held in the Securitization Costs Account in excess of the actual proportionate share of the Securitization Costs that are incurred with respect to the Loan during the prior calendar year shall be withdrawn from the Securitization Costs Account and paid to Owner. If there are not sufficient funds deposited in the Securitization Costs Account or the Central Account on or before the Payment Date to fund the applicable Debt Service Payment and the Securitization Costs and any amount necessary to pay any other Indebtedness then due and owing, then a Default shall exist hereunder.

          (c)  Permitted Investments.  Upon the written request of Owner, Lender
               ---------------------
shall instruct the depositary institution holding the Securitization Costs Account and the Restoration Account to invest and reinvest any balance in the Securitization Costs Account and the Restoration Account from time to time in Permitted Investments as instructed by Owner and otherwise in accordance with this Section 2.19(c), provided that (i) if Owner fails to so instruct such depositary, or upon the occurrence and during the continuance of a Default or Event of Default, Lender may invest and reinvest such balance in Permitted Investments as Lender shall determine in its sole discretion, (ii) the maturities of the Permitted Investments on deposit in the Securitization Costs Account and the Restoration Account shall, to the extent such dates are ascertainable, be selected and coordinated to become due not later than the day before any disbursements from the Securitization Costs Account and the Restoration Account must be made, (iii) all such Permitted Investments shall be held in the name of Lender, its successors and assigns, and shall be under the sole dominion and control of Lender, and (iv) no Permitted Investment shall be made unless Lender shall retain a perfected first priority Lien in such Permitted Investment securing the Indebtedness and all filings and other actions necessary to ensure the validity, perfection, and priority of such Lien have been taken. All funds in the Securitization Costs Account and the Restoration Account that are invested in a Permitted Investment are deemed to be held in the Securitization Costs Account and the Restoration Account for all purposes of this Indenture and the other Loan Documents. Neither Lender nor any of the other Lender Parties shall have any liability for any loss in investments of funds in the Securitization Costs Account and the Restoration Account that are invested in Permitted Investments whether Owner or Lender selected such Permitted Investment in accordance herewith and no such loss shall affect Owner's obligation to fund, or liability for funding, the Securitization Costs Account and the Restoration Account. Owner agrees that Owner shall include all such earnings on the Securitization Costs Account and the Restoration Account as income of Owner (and, if Owner is a partnership or other pass-through entity, the partners, members or beneficiaries of Owner, as the case may be), and shall be the owner of such accounts for federal and applicable state and local tax purposes. Owner shall be responsible for any and all fees, costs and expenses with respect to Permitted Investments.

          (d)  Loss Proceeds.  Subject to the terms hereof, so long as no Event
               -------------
of Default has occurred and be continuing in the event of a casualty to the Mortgaged Property, Owner shall cause all proceeds received under any insurance policy required to be maintained by Owner or by Lessee ("Insurance Proceeds")
                                                         ------------------
(less costs of recovering such Insurance Proceeds, including, without limitation, reasonable attorneys' fees) to be paid by the insurer directly to Lender, whereupon Lender shall deposit the same in the Restoration Account, (after deducting out Lender's cost of recovering and paying out such Insurance Proceeds, including, without limitation, reasonable attorneys' fees) and shall apply the same in accordance with the applicable provisions of Section 2.4 of this

Indenture. Subject to the terms hereof, so long as no Event of Default shall have occurred and be continuing, Owner shall cause all of the proceeds and awards in respect of any Taking (any such proceeds or awards, "Condemnation
                                                               ------------
Proceeds") (less costs of recovering such Condemnation Proceeds, including,
--------
without limitation, reasonable attorneys' fees) to be paid to Lender, whereupon Lender shall deposit the same in the Restoration Account, (after deducting out Lender's cost of recovering and paying out such Condemnation Proceeds, including, without limitation, reasonable attorneys' fees) and shall apply the same in accordance with the applicable provisions of Sections 2.4 and 2.5 of this Indenture; provided, however, that any Condemnation Proceeds received in
                --------  -------
connection with a temporary Taking shall, be maintained in the Central Account and applied by Lender to make payment of Debt Service Payments and Securitization Costs when due; provided further, however, that in the event that
                               -------- -------  -------
the Condemnation Proceeds of any such temporary Taking are paid in a lump sum in advance, Lender shall, subject to the terms hereof cause such Condemnation Proceeds to be held in the Restoration Account, and Lender shall estimate, in Lender's reasonable discretion, the number of Payment Dates that the Mortgaged Property shall be affected by such temporary Taking, shall divide the aggregate Condemnation Proceeds in connection with such temporary Taking by such number of Payment Dates, and shall disburse from the Restoration Account into the Central Account each Payment Date during the pendency of such temporary Taking an amount equal to the lesser of (i) Debt Service Payment and Securitization Costs due with respect to such Payment Date or (ii) the amount remaining in the Restoration Account provided, however, funds in the Restoration Account shall be
                    --------  -------
applied as Loss Proceeds in accordance with Sections 2.4 and 2.5 hereof. If any Insurance Proceeds or Condemnation Proceeds (collectively, "Loss Proceeds") are
                                                            -------------
received by Owner, such Loss Proceeds (less costs of recovering such Loss Proceeds, including, without limitation, reasonable attorneys' fees) shall be received in trust for Lender, shall be segregated from other funds of Owner, and shall be forthwith paid into the Restoration Account, in each case to be applied or disbursed in accordance with the foregoing. Subject to the terms hereof, any Loss Proceeds made available to Owner, as applicable, for restoration in accordance herewith, to the extent not used by Owner, as applicable, in connection with, or to the extent they exceed the cost of, such restoration, shall be deposited into the Restoration Account, whereupon Lender shall apply the same in accordance with the applicable provisions of Section 2.4 of this Indenture.

     Section 2.2    Defeasance Requirements.
                    -----------------------

          (a) After the Permitted Defeasance Date, the Lien of this Indenture shall be released with respect to the Property and the Mortgaged Property relating thereto, and Lender, on demand of and at the expense of Owner, shall execute proper instruments acknowledging satisfaction and discharge of the Lien of this Indenture (except as limited in this Section 2.20) when Owner has irrevocably deposited or caused to be deposited the Defeasance Deposit if loan becomes part of a REMIC for 3 yrs after Closing Date (2/13/98) with respect to such Mortgaged Property into the Defeasance Account if loan becomes part of a REMIC for 3 yrs after Closing Date (2/13/98) as directed by Lender (or an agent selected by Lender which will act as Lender's agent) and has otherwise complied with this Section 2.20;

          (b) Any defeasance of the Loan by Owner shall be made on a Payment
Date;

          (c) Subject to the terms and conditions of this Indenture, Owner may defease the Principal Amount; if Owner: (i) (1) provides not less than thirty
(30) days prior written notice to

Lender specifying a Payment Date after the Permitted Defeasance Date (a "Defeasance Release Date") on which the payments provided in clauses (A) and (B)
 -----------------------
below are to be made and the deposit provided in clause (C) below is to be made,
(A) pays all interest accrued and unpaid on the Indebtedness to and including the Defeasance Release Date, (B) pays all other sums then due and payable under the Loan Documents, (C) deposits with Lender an amount equal to the Defeasance Deposit, and (ii) delivers to Lender (1) a security agreement, in form and substance satisfactory to Lender, creating a first priority perfected Lien on the deposits required pursuant to this Section 2.20 and the U. S. Obligations purchased on behalf of Owner in accordance with this Section (the "Defeasance
                                                                   ----------
Security Agreement"), (2) for execution by Lender, a release of the Mortgaged
------------------
Property from the Lien of this Indenture in a form appropriate for the jurisdiction in which the Mortgaged Property is located, (3) an Officer's Certificate of Owner certifying that the requirements set forth in this Section have been satisfied and that the Defeasance Deposit was not made by Owner with the intent of preferring Lender over other creditors of Owner or with the intent of defeating, hindering, delaying, or defrauding creditors of Owner or any of its Affiliates, (4) an opinion of Owner's counsel in form and substance reasonably satisfactory to Lender which shall include those opinions in connection with defeasance which are customarily and usually given at such time stating, among other things, (x) that the U. S. Obligations have been duly and validly assigned and delivered to Lender and Lender has a first priority perfected security interest in and Lien on the deposits required pursuant to this Section and a first priority perfected security interest in and Lien on the
U. S. Obligations purchased pursuant hereto and the Proceeds thereof, (y) that the defeasance will not adversely affect the status of any REMIC formed in connection with a securitization in which the Loan is included, or if no securitization has occurred, that the defeasance will not cause Lender to recognize income, gain or loss for Federal income tax purposes and Lender will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such defeasance had not occurred, and (z) that the trust resulting from the Defeasance Deposit does not require registration of the trust under the Investment Company Act of 1940, as amended, and (5) such other certificates, documents or instruments as Lender may request including, without limitation, (x) written confirmation from the relevant Rating Agencies that such defeasance will not cause any Rating Agency to withdraw, qualify or downgrade the then-applicable rating on any security issued in connection with any securitization in which the Loan is included, and (y) a certificate from any Independent certified public accountant certifying that the amounts of the U. S. Obligations comply with all of the requirements of this Indenture;

          (d) The U. S. Obligations shall mature on or be redeemable, or provide for payment thereon, on or prior to the Business Day immediately preceding the date on which Payments under the Note are due and payable and the proceeds thereof shall be payable directly to Lender or to an Eligible Account as directed by Lender with all amounts received therefrom to be paid to Lender and applied in accordance with the provisions of the Note and this Indenture. In connection with the foregoing, Owner appoints Lender as Owner's agent for the purpose of applying the amounts delivered pursuant to clause (c)(ii)(4) above to purchase U. S. Obligations;

          (e) If any notice of defeasance is given, Owner shall be required to defease the Principal Amount on the specified Payment Date;

          (f) Upon compliance with the requirements of this Section in the event of a total defeasance of the Principal Amount, the Property and the Mortgaged Property relating thereto (other than U.S. Obligations and the Defeasance Account) shall be released from the Lien of this Indenture;

          (g) Nothing in this Section shall release Owner from any liability or obligation relating to any environmental matters with respect to the Mortgaged Property arising under Section 2.22 of this Indenture; and

          (h) In the case of a Defeasance Deposit, if Lender or its agent is unable to apply amounts received on the Defeasance Deposit in accordance with this Section 2.20, by reason of any legal proceeding or by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, Owner's obligations under this Indenture and the Note shall be revived and reinstated as though no Defeasance Deposit had been made, until such time as Lender or its agent is permitted to apply such amounts in accordance with this Section 2.20; provided, however, that if Owner
                                              --------  -------
has made any payment of Indebtedness because of the reinstatement of its obligations hereunder, Owner shall be subrogated to the rights of Lender to receive such amounts from the Defeasance Deposit when such amounts are distributed by Lender or its agent.

     Section 2.21 Owner Information Covenants.  Owner covenants and agrees, from
                  ---------------------------
the date hereof and until payment in full of the Indebtedness or the earlier release of this Indenture, as follows:

          (a)     Litigation.  Owner will give prompt written notice to Lender
                  ----------
of any litigation or governmental proceedings pending or threatened (in writing) against Owner which in Owner's reasonable determination might materially adversely affect Owner's ability to make payments required by the Note or to perform its other obligations under the Loan Documents or business or the condition, value, use or ownership of the Mortgaged Property or any part thereof.

          (b)     Financial Reporting.
                  -------------------

                  (i) Owner will keep and maintain or will cause to be kept and maintained on a Fiscal Year basis, in accordance with GAAP (or such other accounting basis reasonably acceptable to Lender) consistently applied, proper and accurate books, records and accounts reflecting all of the financial affairs of Owner. So long as no Event of Default has occurred and is continuing, Lender shall have the right from time to time but not more often than twice per year at its expense, and if an Event of Default has occurred and is continuing then without limitation, at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Owner or other Person maintaining such books, records and accounts, to make such copies or extracts thereof as Lender shall desire and to discuss Owner's affairs, finances and accounts with Owner and its accountants. During and after the occurrence of an Event of Default, Owner shall pay any costs and expenses incurred by Lender to examine Owner's accounting records with respect to the Mortgaged Property and to visit the Mortgaged Property, as Lender shall determine to be necessary or appropriate in the protection of Lender's interest.

               (ii) Owner will deliver to Lender copies of all financial statements, reports, notices and proxy statements sent by Owner to its stockholders or to the Securities and Exchange Commission; provided, however, that if such statements and reports do not include the following information, Owner will deliver to Lender (A) within 120 days after the end of each fiscal year of Owner, a balance sheet of Owner and its consolidated subsidiaries as at the end of such year and a statement of profits and losses of Owner and its consolidated subsidiaries for such year setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope and certified by independent certified public accountants of recognized national standing selected by Owner; and (B) within 60 days after the end of each fiscal quarter of Owner a balance sheet of Owner and its consolidated subsidiaries as at the end of such quarter and statements of profits and losses of Owner and its consolidated subsidiaries for such quarter setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year, in reasonable detail and scope, and certified by the chief financial officer of Owner, the foregoing financial statements all being prepared in accordance with GAAP (any such financial statements which are unaudited may not contain all footnotes and year end adjustments required by GAAP) consistently applied. Together with Owner's annual and quarterly financial statements, Owner shall furnish to Lender an Officer's Certificate certifying as of the date thereof (1) that the financial statements accurately represent the results of operation and financial condition of Owner and the Mortgaged Property all in accordance with GAAP (except as disclosed) and in accordance with generally accepted auditing standards consistently applied, and (2) whether there exists an event or circumstance which constitutes, or which upon notice or lapse of time or both would constitute, a Default or Event of Default under this Indenture, the Note or any other Loan Document executed and delivered by Owner, and if such event or circumstance exists, the nature thereof, the period of time it has existed and the action then being taken to remedy such event or circumstance.

               (iii) Owner shall furnish to Lender, within fifteen (15) Business Days after Lender's request therefor, such further detailed information with respect to the operation of the Mortgaged Property and the financial affairs of Owner as may be reasonably requested by Lender.

               (iv) Owner shall, concurrently with Owner's delivery to Lender, provide a copy of the items required to be delivered to Lender under this
Section 2.21 to the Rating Agencies, the trustee, and any servicer and/or special servicer that may be retained in conjunction with the Loan or any securitization.

               (v) Owner shall furnish to Lender such other financial information with respect to Owner, the Mortgaged Property or this Indenture as Lender may, from time to time request (including, without limitation, in the case of a defeasance pursuant to Section 2.20, a review by a third party acceptable to Lender, of the calculations required to be made pursuant to
Section 2.20).

          (c)  Notice of Default.  Promptly after having notice or actual
               -----------------
knowledge thereof, Owner will notify Lender of any material adverse change in Owner's condition, financial or otherwise, or of the occurrence of any Event of Default known to Owner, or of the occurrence of any event known to Owner which upon notice or the passage of time or both would constitute an Event of Default.

          (d)  Other Notices.  Promptly after having notice or actual knowledge
               -------------
thereof, Owner will notify Lender of the occurrence of any of the following: (i) receipt of written notice from any Governmental Authority relating to the Mortgaged Property; (ii) any material change in the occupancy of the Mortgaged Property; (iii) receipt of any written notice from the holder of any other lien or security interest in the Mortgaged Property; (iv) any casualty or Taking affecting the Mortgaged Property; or (v) commencement of any judicial or administrative proceedings by, against or otherwise affecting Owner or the Mortgaged Property.

     Section 2.22   Environmental Matters.
                    ---------------------

          (a) Owner represents and warrants to Lender that except as set forth in the Phase I environmental report delivered to Owner and Lender in connection with the origination of the Loan,:

                    (i) except as set forth in Schedule (v)(i) to the Owner's Certificate, the Mortgaged Property complies with all Environmental Laws;

                    (ii) except as set forth on Schedule (v) (i) to the Owner's Certificate, no notices, complaints or orders of violation or non-compliance with Environmental Laws have been received by Owner and, to the best of Owner's actual knowledge, no federal, state or local environmental investigation or proceeding is pending or threatened with regard to the Mortgaged Property or any use thereof or any alleged violation of Environmental Laws with regard to the Mortgaged Property or of any release or threatened release of Hazardous Substances on, from or under or affecting the Mortgaged Property;

                    (iii) to Owner's knowledge and except as set forth on Schedule (v) (ii) to the Owner's Certificate, neither the Mortgaged Property, nor any portion thereof, has been used by Owner, nor by any prior owner for the generation, manufacture, storage, handling, transfer, treatment, recycling, transportation, processing, production, refinement or disposal of any Hazardous Substance;

                    (iv) to Owner's knowledge, no underground storage tanks have been installed or maintained in the Mortgaged Property in violation of applicable Environmental Laws and there exists no Hazardous Substance or surface impoundment contamination in violation of applicable Environmental Laws at, under or on the Mortgaged Property which originated on or off the Mortgaged Property; and

                    (v) to Owner's knowledge, the Mortgaged Property is free of Hazardous Substances and friable asbestos, the removal of which is required or the maintenance of which is prohibited or penalized by any Environmental Law.

          (b)       Environmental Compliance and Remedial Work.
                    ------------------------------------------

                    (i) Owner agrees that it (A) shall comply, and cause the Mortgaged Property to comply, with all Environmental Laws applicable to the Mortgaged Property, (B) shall not use and shall prohibit the use of the Mortgaged Property for the generation, manufacture, refinement, production, or processing of any Hazardous Substance or for the storage, handling, disposal, treatment, transfer or transportation of any Hazardous Substance (other than in connection with the operation and maintenance of such Mortgaged Property and in commercially reasonable quantities as a consumer thereof and except as to such household or commercial products customarily maintained in similar establishments, subject to, in any event, compliance with Environmental Laws),
(C) shall not install or permit the installation on the Mortgaged Property of any underground storage tanks or surface impoundments and shall not permit there to exist any contamination by Hazardous Substances to the Mortgaged Property originating on or off such Mortgaged Property (other than in connection with the use, operation and maintenance of such Mortgaged Property and then only in compliance with applicable Environmental Laws and all other applicable laws, rules, orders, ordinances, regulations and requirements now or hereafter enacted or promulgated of every government and municipality having jurisdiction over such Mortgaged Property and of any agency thereof) or asbestos-containing materials (except in compliance with Environmental Laws) and (D) shall cause any Alterations of the Mortgaged Property to be done in a way so as to not expose the persons working on or visiting the Mortgaged Property to Hazardous Substances and in connection with any such Alterations shall remove any Hazardous Substances present upon the Mortgaged Property which are not in compliance with Environmental Laws or which present a danger to persons working on or visiting the Mortgaged Property.

                    (ii) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (collectively, the "Remedial Work") is required on the Mortgaged Property
                    -------------
pursuant to an order or directive of any Governmental Authority or under any applicable Environmental Law, or in Owner's or in Lender's opinion, based upon recommendations of qualified environmental engineer reasonably acceptable to Lender, after notice to Owner if the determination is made by Lender, is reasonably necessary to prevent future liability under any applicable Environmental Law, because of or in connection with the current or future presence, suspected presence, release, or suspected release of a Hazardous Substance at or into the air, soil, ground water, surface water, or soil vapor on, under or emanating from the Mortgaged Property or any portion thereof, Owner shall (at Owner's sole cost and expense), or shall cause such responsible third parties to, promptly commence and diligently prosecute to completion all such Remedial Work. In all events, such Remedial Work shall be commenced within sixty
(60) days (or such shorter period as may be required under any applicable Environmental Law) after the earlier to occur of Owner's actual knowledge that remediation is required under applicable Environmental Laws or any written demand reasonably made therefor by Lender; however, Owner shall not be required to commence such Remedial Work within the above specified time periods if prevented from doing so by any Governmental Authority or if commencing such Remedial Work within such time periods would result in Owner or such Remedial Work violating any Environmental Law or Owner is conducting a Permitted Contest in good faith and by appropriate proceedings the applicability of the relevant Environmental Laws in accordance with Section 2.8, provided that such contest
                                                   --------
shall not (I) create or materially increase the risk of any civil or criminal liability of any kind whatsoever on the part of Owner or Lender or (II) permit or materially increase the risk of the spread, release or suspected release of any Hazardous Substance into the air, soil, ground water, surface water, or soil vapor on, under or emanating from the Property or any portion thereof during the pendency of such contest.

               (iii) All Remedial Work shall be performed by contractors, and under the supervision of a consulting engineer, each approved in advance by Lender (which approval shall not be unreasonably withheld or delayed). All out-of-pocket costs and expenses reasonably incurred in connection with such Remedial Work and Lender's reasonable monitoring or review of such Remedial Work which Lender may, but is not obligated to, do (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) shall be paid by Owner. If Owner does not timely commence and diligently prosecute to completion the Remedial Work, then, Lender may (but shall not be obligated to) cause such Remedial Work to be performed. Owner agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to or incurred by Lender in connection with monitoring, reviewing or performing any such Remedial Work.

               (iv) Lender may (but is not obligated to) give its written consent, which consent shall not be unreasonably withheld or delayed, prior to Owner commencing any Remedial Work or entering into any settlement agreement, consent decree or other compromise relating to any Hazardous Substances or Environmental Laws which might, in Lender's sole judgment, impair the value of Lender's security hereunder to a material degree. Lender's prior written consent shall not be required, however, if the presence or threatened presence of Hazardous Substances on, under or about the Mortgaged Property poses an immediate threat to the health, safety or welfare of any person or is of such a nature that an immediate remedial response is necessary, or if Lender fails to respond to any notification by Owner hereunder within twenty (20) Business Days from the date of such notification. In such events, Owner shall notify Lender as soon as practicable of any action taken.

          (c)  Environmental Matters; Inspection.
               ---------------------------------

               (i) Upon reasonable prior written notice, Lender and its agents, representatives and employees shall have the right at all reasonable times and during normal business hours, except to the extent such access is limited by applicable law, to enter upon and inspect all or any portion of the Mortgaged Property, provided that such inspections shall not unreasonably interfere with the operation thereof or the tenants, if any, thereon. Except as provided in clause (ii) below, (y) Lender, at its sole expense, may retain an environmental consultant to conduct and prepare reports of such inspections and
(z) Owner shall be given a reasonable opportunity to review any and all reports, data and other documents or materials reviewed or prepared by the consultant, and to submit comments and suggested revisions or rebuttals to same. The inspection rights granted to Lender in this Section 2.22(b) shall be in addition to, and not in limitation of, any other inspection rights granted to Lender in this Indenture, and shall expressly include the right to conduct soil borings and other customary environmental tests, assessments and audits in compliance with applicable Legal Requirements; provided, that, except as set forth in clause (ii) below, Lender shall cause to be repaired any damage caused by such borings, tests, assessments or audits.

               (ii) Owner agrees to bear and shall pay or reimburse Lender on demand for all Advances and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) reasonably relating to or incurred by Lender in connection with the inspections, tests and reports described in this Section 2.22(b) in the following situations:

                         (A) If Lender has reasonable grounds to believe at the time any such inspection is ordered, that there exists an Environmental Violation or that a Hazardous Substance is present on, under or emanating from the Mortgaged Property, or is migrating to or from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document;

                         (B) If any such inspection reveals an Environmental Violation or that a Hazardous Substance is present on, under or emanating to or from the Mortgaged Property or is migrating from adjoining property, except under conditions permitted by applicable Environmental Laws and not prohibited by any Loan Document; or

                         (C) If an Event of Default shall have occurred and be continuing at the time any such inspection is ordered.

          (d)  Environmental Notices.  To the extent that Owner has actual
               ---------------------
knowledge thereof, Owner shall promptly provide notice to Lender of:

               (i) the failure of the Mortgaged Property to comply with any Environmental Law in any manner whatsoever except for the use or disposal of incidental amounts of Hazardous Substances customarily used in the operation of similar buildings similarly situated in a commercially reasonably manner and in compliance with Legal Requirements; the issuance to any tenant of space in the Mortgaged Property or any assignee or licensee of the Owner of any notice, request for information, complaint or order of violation or non-compliance or liability of any nature whatsoever with regard to the Mortgaged Property or the use thereof with respect to Environmental Laws;

               (ii) any proceeding or investigation commenced or threatened by any Governmental Authority with respect to the presence of any Hazardous Substance on, under or emanating from the Mortgaged Property;

               (iii) any proceeding or investigation commenced or threatened by any Governmental Authority, against Owner, with respect to the presence, suspected presence, release or threatened release of Hazardous Substances from any property not owned by Owner, including, but not limited to, proceedings under the Federal Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. (S) 9601 et seq.;

               (iv) all claims made or any lawsuit or other legal action or proceeding brought by any Person against (A) Owner or the Mortgaged Property or any portion thereof, or (B) any other party occupying the Mortgaged Property or any portion thereof, in any such case relating to any loss or injury allegedly resulting from any Hazardous Substance or relating to any violation or alleged violation of Environmental Law;

               (v) the discovery of any occurrence or condition on the Mortgaged Property or on any real property adjoining or in the vicinity of the Mortgaged Property, of which Owner becomes aware, which reasonably could be expected to lead to the Mortgaged Property or any portion thereof being in violation of any Environmental Law or subject to any restriction on ownership, occupancy, transferability or use under any Environmental Law (collectively, an "Environmental Violation") or which might subject Lender to an Environmental
 -----------------------
Claim; and

               (vi)  the commencement and completion of any Remedial Work.

          (e)  Copies of Notices.  Owner will promptly transmit to Lender copies
               -----------------
of any citations, orders, notices or other communications received by Owner from any Person with respect to the notices described in Section 2.22(d) hereof.

          (f)  Environmental Claims. Lender may, but is not required to, join
               --------------------
and participate in, as a party if Lender so determines, any legal or administrative proceeding or action concerning the Mortgaged Property or any portion thereof under any Environmental Law, if, in Lender's judgment, the interests of Lender will not be adequately protected by Owner. Owner agrees to bear and shall pay or reimburse Lender, on demand, for all Advances and expenses (including reasonable attorneys' fees and disbursements, but excluding internal overhead, administrative and similar costs of Lender) relating to or incurred by Lender in connection with any such action or proceeding.

          (g)  Indemnification.  Owner agrees to indemnify, reimburse, defend,
               ---------------
and hold harmless Lender and the other Lender Parties for, from, and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including, without limitation, interest, penalties, punitive and consequential damages, costs of any Remedial Work, reasonable attorneys', fees, disbursements and expenses, and reasonable consultants' fees, disbursements and expenses (but excluding internal overhead, administrative and similar costs of Lender and the other Lender Parties), asserted against, resulting to, imposed on, or incurred by Lender and/or the other Lender Parties, directly or indirectly, in connection with any of the following:

               (i) the events, circumstances, or conditions which are alleged to, or do, (1) relate to the presence, or release into the environment, of any Hazardous Substance at the Mortgaged Property or relate to circumstances forming the basis of any violation, or alleged violation, of any Environmental Law by Owner or with respect to the Mortgaged Property, and in either case, result in Environmental Claims, or (2) constitute Environmental Violations;

               (ii) any pollution or threat to human health or the environment that is related in any way to Owner's or any previous owner's or operator's management, use, control, ownership or operation of the Mortgaged Property, including, without limitation, all onsite and offsite activities involving Hazardous Substances, and whether occurring, existing or arising prior to or from and after the date hereof, and whether or not the pollution or threat to human health or the environment is described in the Environmental Report;

               (iii) any Environmental Claim against any Person whose liability for such Environmental Claim Owner has or may have assumed or retained either contractually or by operation of law;

               (iv) any Remedial Work under subsection 2.22(b)(ii) hereof, required to be performed pursuant to any Environmental Law or the terms hereof; or

               (v) the breach of any environmental representation, warranty or covenant set forth in this Indenture or in any certificate delivered by Owner to Lender pursuant to the Loan Agreement or this Indenture, except to the extent such Environmental Claims result solely from the negligence or willful misconduct of any Lender Party.

     The indemnity provided in this Section 2.22(g) shall not be included in any exculpation of Owner or any other Person from personal liability provided in this Indenture or in any of the other Loan Documents and shall survive the repayment in full of the Indebtedness, any foreclosure of the Mortgaged Property and the satisfaction and release of this Indenture or reconveyance. Nothing in this Section 2.22(g) shall be deemed to deprive Lender of any rights or remedies provided to it elsewhere in this Indenture or the other Loan Documents.

     Section 2.23   Perform Loan Documents; Cooperate in Legal Proceedings;
                    -------------------------------------------------------
Further Assurances.
------------------

          (a)       Perform Loan Documents.  Owner shall observe, perform and
                    ----------------------
satisfy all the terms, provisions, covenants and conditions of, and shall pay when due all costs, fees and expenses to the extent required under the Loan Documents.

          (b)       Cooperate In Legal Proceedings.  Owner will cooperate fully
                    ------------------------------
with Lender with respect to any proceedings before any court, board or other Governmental Authority which may in any way affect the rights of Lender hereunder or any rights obtained by Lender under any of the Loan Documents and, in connection therewith, permit Lender, at its election, to participate in any such proceedings at Lender's expense.

          (c)       Further Assurances.  Owner shall, at Owner's sole cost and
                    ------------------
expense:

                    (i) furnish to Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, Appraisals, title and other insurance reports and agreements, and each and every other document, certificate, agreement and instrument required to be furnished pursuant to the terms of the Loan Documents or reasonably requested by Lender in connection therewith;

                    (ii) execute and deliver to Lender such documents, instruments, certificates, assignments and other writings, and do such other acts necessary or desirable, to evidence, preserve and/or protect the Collateral at any time securing or intended to secure the Note or other Indebtedness, as Lender may reasonably require; provided the same shall not create any personal liability on the part of Owner except as expressly provided herein or in the other Loan Documents; and

                    (iii) do and execute all and such further lawful and reasonable acts, conveyances and assurances for the better and more effective carrying out of the intents and purposes of this Indenture and the other Loan Documents, as Lender shall reasonably require from time to time.

     Section 2.24   Cooperate with Securitization.
                    -----------------------------

          (a)       Cooperation with Rating Agencies.  Owner will cooperate, at
                    --------------------------------
its sole cost and expense, to obtain and to have its rating updated by any Rating Agency initially, and no later than twelve (12) months after the date hereof, and, thereafter, no later than twelve (12) months after the most recent update. Owner covenants and agrees that in the event Lender decides to include this Loan as an asset of a securitization, Owner, prior to, during and after such securitization shall, at Owner's expense, (i) gather any environmental information required by the Rating Agencies in connection with such a securitization, (ii) at Lender's request, meet with representatives of any trustee, servicing agent or Rating Agency to discuss the business and operations of the Mortgaged Property, and (iii) cooperate with the reasonable requests of any trustee, servicing agent or Rating Agency in connection with all of the foregoing. In addition, Owner shall further provide such information as may be reasonably requested by such Rating Agencies in connection with such securitization and in connection with any surveillance conducted after obtaining such securitization. Owner agrees to continue to be rated by one or more Rating Agencies at its cost and expense so long as the Lien of this Indenture has not been discharged.

          (b)       Securitization Opinions.  In the event the Loan becomes the
                    -----------------------
subject of a securitization sponsored or underwritten by Lender or any of its Affiliates, Owner shall, at its cost and expense, within ten (10) Business Days after Lender's written request therefor, deliver certificates and opinions of counsel in form and substance and delivered by counsel reasonably acceptable to Lender and the Rating Agencies, as may be reasonably required by Lender and/or the Rating Agencies in connection with such securitization.

          (c)       Securitization Financials.  Owner covenants and agrees
                    -------------------------
that, upon Lender's written request therefor in connection with a securitization in which the Loan is to be included as an asset, Owner shall, at its sole cost and expense, promptly deliver audited, if then available, or unaudited financial statements and related documentation prepared by an Independent certified public accountant that satisfy securities laws and requirements for use in a public registration statement (which may include up to three (3) years of historical audited financial statements), to the extent the same are available.

          (d)       Securitization Costs.  Commencing on the First Payment Date
                    --------------------
and on each Payment Date thereafter, Owner shall pay to Lender in addition to the Debt Service Payments due on such dates an amount equal to $833.33. Owner shall cause the Securitization Costs to be deposited into the Securitization Costs Account which shall be used by Lender to offset Securitization Costs.


                                   ARTICLE 3

                              Security Agreement
                              ------------------

     Section 3.1    Representations and Warranties.  Owner represents and
                    ------------------------------
warrants, as of the date hereof, each and every representation and warranty made by Owner in (i) its certificate delivered to Lender in satisfaction of a closing condition pursuant to the Loan Agreement, (ii) this Indenture and (iii) any other Loan Document is made as of the date hereof (except as otherwise expressly provided therein or herein), is true and correct, and is hereby incorporated by reference herein.

     Section 3.2    Survival of Article 3.  The representations and warranties
                    ---------------------
referred to in Section 3.1 shall survive the delivery of the Note and making of the Loan and shall continue for so long as any Indebtedness remains owing to Lender; provided, however, that the environmental compliance representations of
        --------  -------
Owner referred to in Section 3.1 shall survive in perpetuity. So long as any Indebtedness remains owing to Lender, the security agreement, covenants and agreements of Owner set forth in Section 3.3 shall survive any foreclosure of this Indenture by or on behalf of Lender as if Section 3.3 were included in a separate document. All representations, warranties, covenants and agreements made in this Indenture or in the other Loan Documents shall be deemed to have been relied upon by Lender notwithstanding any investigation heretofore or hereafter made by Lender or on its behalf.

     Section 3.3    Security Agreement.  Owner covenants, warrants, represents
                    ------------------
and agrees with and to Lender, as follows:

          (a) This Indenture constitutes a security agreement under the Code and serves as a fixture filing in accordance with the Code. Owner hereby confirms the grant of a security interest pursuant to Granting Clause Second in favor of Lender as secured party under the Code with respect to all property (specifically including the Collateral) now or hereafter included in the Mortgaged Property which is covered by the Code. Among other things, this Indenture is filed as a fixture filing and covers property which is or will become fixtures on the Mortgaged Property. The mention in a Financing Statement filed in the records normally pertaining to personal property of any portion of the Mortgaged Property shall not derogate from or impair in any manner the intention of Owner and Lender hereby declared that all Equipment is part of the real property encumbered by the Indenture to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items. Specifically, the mention in any such Financing Statement of the rights in or to (i) any Insurance Proceeds, (ii) any Condemnation Proceeds,
(iii) Owner's interest in any Leases or Property Income, or (iv) any other item included in the Mortgaged Property, shall not be construed to alter, impair or impugn any rights of Lender as determined by this Indenture, or the priority of Lender's lien upon and security interest in, that portion of the Mortgaged Property which constitutes real property. Any such mention shall be for the protection of Lender in the event that notice of Lender's priority of interest as to any portion of the Mortgaged Property is required to be filed in accordance with the Code to be effective against or take priority over the interest of any particular class of persons, including the federal government or any subdivision or instrumentality thereof.

          (b) Except for the security interest granted by this Indenture, Owner is, and as to portions of the Collateral to be acquired after the date hereof will be, the sole owner of the Collateral, free from any lien, security interest, encumbrance or adverse claim thereon of any kind whatsoever except Permitted Encumbrances. Owner shall notify Lender of, and shall defend the Collateral against, all claims and demands of all persons at any time claiming the same or any interest therein. Owner will execute and deliver to Lender for filing a Financing Statement or Financing Statements in connection with the Collateral in the form required to properly perfect Lender's security interest in the Collateral to the extent that it may be perfected by such a filing. Owner agrees that at any time and from time to time, at the expense of Owner, Owner shall promptly execute and deliver all further instruments, and take all further action, that Lender may request, in order to perfect and protect the pledge, security interest and lien granted or purported to be granted hereby, or to enable Lender to exercise and enforce Lender's rights and remedies hereunder with respect to, the Collateral.

          (c) Except as otherwise provided in this Indenture, Owner shall not lease to any party for a term greater than one (1) year more than 5,000 square feet of a Building or Transfer all or any portion of the Collateral without the prior written consent of Lender.

          (d) The Collateral is not used or bought for personal, family or household purposes.

          (e) The Collateral which constitutes Equipment and fixtures shall be kept on or at the Mortgaged Property, and Owner shall not remove such Collateral from the Mortgaged

Property without the prior consent of Lender, except such portions or items thereof as are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Owner with items of equal or greater value.

          (f) In the event of any change in name, identity or structure of Owner, Owner shall notify Lender thereof and promptly after request shall execute, file and record such Code forms as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Code forms or continuation statements, Owner shall, promptly after request, execute, file and record such Code forms or continuation statements as Lender shall deem necessary, and shall pay all expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Owner's obligations under the Loan Documents.

          (g) Owner hereby irrevocably appoints Lender as its attorney-in-fact, with full right of substitution, which power of attorney is coupled with an interest, to file or record with the appropriate public office on its behalf any Financing Statement, or other form or continuation statement in connection with the Collateral covered by this Indenture.

          (h) Any disposition pursuant to the Code of so much of the Collateral as may constitute personal property shall be considered commercially reasonable if made pursuant to a public sale which is advertised at least twice in a newspaper of local circulation in the community where the Land relating to the Collateral is located. Any notice required by the Code to be given to Owner shall be considered reasonably and properly given if given in the manner and at the address provided in Section 5.1 at least five (5) calendar days prior to the date of any scheduled public sale.

          (i) In the event of the foreclosure of this Indenture as it relates to all or any portion of the Mortgaged Property, or other transfer of title to or assignment of all or any portion of the Mortgaged Property in extinguishment of all or any portion of the Indebtedness, all right, title and interest of Owner in and to all policies of insurance required by this Indenture and any Insurance Proceeds shall inure to the benefit of and pass to Lender or any purchasers or transferees of the Mortgaged Property.

          (j) A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OF THIS INDENTURE OR ANY FINANCING STATEMENT RELATING TO THIS INDENTURE SHALL BE SUFFICIENT AS A FINANCING STATEMENT.

          (k) The mailing address of Owner and the address of Lender from which information concerning the security interest granted hereby may be obtained are set forth on the cover sheet of this Indenture and as set forth in
Section 5.1 hereof. Owner maintains its sole place of business or its chief executive office at the address shown on said cover sheet, and Owner shall immediately notify Lender in writing of any change in said place of business or chief executive office.

          (l) Beyond the exercise of reasonable care in the custody thereof, Lender shall not have any duty as to any Cash Collateral Account or any income thereon or any other Collateral in Lender's possession or control or in the possession or control of any agents for or of Lender, or the preservation of rights against any Person or otherwise with respect thereto. Lender shall be deemed to have exercised reasonable care in the custody of any Collateral in Lender's possession or under Lender's control if such Collateral is accorded treatment substantially equal to that which Lender accords Lender's own property, it being understood that Lender shall not be liable or responsible for any loss, damage or diminution in value by reason of the acts or omissions of Lender, or Lender's agents, employees or bailees.

          (m) Owner hereby irrevocably appoints Lender as Owner's attorney-in-fact, with full power of substitution, which power of attorney is coupled with an interest, at any time after the occurrence of an Event of Default (except as otherwise expressly provided in the Assignment) to execute, acknowledge and deliver any instruments and to exercise and enforce every right, power, remedy, option and privilege of Owner with respect to the Collateral, and do in the name, place and stead of Owner, all such acts, things and deeds for and on behalf of and in the name of Owner with respect to the Collateral, which Owner could or might do or which Lender may deem necessary or desirable to more fully vest in Lender the rights and remedies provided for herein with respect to the Collateral and to accomplish the purposes of this Indenture.

                                   ARTICLE 4

                              Default and Remedies

     Section 4.1    Events of Default.  The occurrence of any of the following
                    -----------------
events shall constitute an "Event of Default" under this Indenture:

          (a) if default shall be made in the payment of the principal, interest or Make-Whole Premium, if any, on the Note or in the payment of any Defeasance Deposit on the date the same becomes due and payable, either as a Debt Service Payment, at maturity, as part of any prepayment or otherwise, as set forth in the Note and any Loan Document and such failure continues for five (5) Business Days after the date due;

          (b) if the Property shall have been left unoccupied and unattended for a period of thirty (30) days;

          (c) other than any Event of Default under this Section 4.1 for which no grace period or a shorter grace period (as specified in such clause) shall be applicable, if Owner shall continue to be in default under any of the other terms, covenants or conditions of the Note, this Indenture or any other Loan Document for ten (10) days after the earlier to occur of Owner's actual knowledge thereof or notice to Owner has been sent from Lender, in the case of any default which can be cured by the payment of a sum of money, or for thirty
(30) days after the earlier to occur of Owner's actual knowledge thereof or notice from Lender in the case of any other default, provided, however, that if
                                                      --------  -------
such nonmonetary default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and provided further that Owner shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for such time as is reasonably necessary for Owner in the exercise of due diligence to cure such default but in no event for a period longer than ninety (90) days; or

          (d) if Owner shall dissolve or otherwise fail to maintain its legal existence (except as permitted by Section 2.10 hereof); or fail to comply with the provisions of Section 2.10 hereof;

          (e) if any representation or warranty made herein or in any other Loan Document, or in any report, certificate, financial statement or other instrument, agreement or document furnished by Owner in connection with this Indenture, the Note, the Loan Agreement or any other Loan Document executed and delivered by Owner, shall be false or misleading in any material respect as of the date such representation or warranty was made in a manner which is material and adverse to Lender as determined by Lender in its reasonable discretion;

          (f) if Owner (or any entity with whom Owner's assets would ordinarily be consolidated in such proceeding), files or consents to the filing of, or commences or consents to the commencement of, any Bankruptcy Proceeding with respect to Owner or such entity, or if Owner shall make an assignment for the benefit of its creditors or shall admit in writing the inability to pay its debts generally as they become due;

          (g) if any Bankruptcy Proceeding shall have been filed against Owner (or any entity with whom Owner's assets would ordinarily be consolidated in such proceeding), and the same is not withdrawn, dismissed, canceled or terminated within ninety (90) days after the date of such filing;

          (h) if a receiver, liquidator or trustee shall be appointed for Owner or if Owner shall be adjudicated bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Owner, if any, or if any proceeding for the dissolution or liquidation of Owner, if any, shall be instituted and any of the foregoing is not withdrawn, dismissed, canceled or terminated within ninety (90) days after the date of such filing, adjudication, order or appointment;

          (i) if any Transfer occurs other than in accordance with this Indenture, if Owner fails to maintain any insurance in violation of this Indenture or if Owner shall have failed to comply with any negative covenant contained herein;

          (j) if an Event of Default as defined or described in the Note, the Loan Agreement or in any other Loan Document occurs or if any other event shall occur or condition shall exist, if the effect of such event or condition is to accelerate the maturity of any portion of the Indebtedness as to all or any portion of the Mortgaged Property or to permit Lender to accelerate the maturity of all or any portion of the Indebtedness as to all or any portion of the Mortgaged Property; or

          (k) if final judgment for the payment of money in excess of $100,000 shall be rendered against Owner and Owner shall not discharge the same or cause it to be discharged within sixty (60) days from the entry thereof, or shall not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and secured a stay of execution pending such appeal.

     Upon the happening of any Event of Default, Lender, at any time thereafter during the continuance of any Event of Default, subject to any applicable provisions of the Note and this Indenture, may accelerate and declare, by written notice to Owner, all or any portion of the Indebtedness immediately due and payable, with Make-Whole Premium, and upon any such declaration all Indebtedness so accelerated, together with the Make-Whole Premium, shall become and be immediately due and payable, anything in the Note, this Indenture or in any other Loan Document to the contrary notwithstanding, provided, however, that
                                                         --------  -------
if such Event of Default shall have occurred under Section 4.1(f), (g) or (h), then no written notice shall be required but acceleration shall occur immediately upon such Event of Default.

     Section 4.2    Remedies.  In case any one or more Events of Default shall
                    --------
happen and be continuing, then and in each and every such case Lender, personally or by its attorneys or agents (as directed by Lender), is hereby authorized and empowered, and whether or not the Indebtedness shall have matured or been declared due, to exercise any one or more of the following remedies, and to do or cause to be done any or all of the following acts and things, namely:

          (a) To the full extent permitted by law, enter into and upon and take possession of any and all of the Mortgaged Property and each and every part thereof, and exclude the Owner, its successors or assigns, its or their agents and servants, wholly therefrom; and have, hold, use, operate, manage and control the Mortgaged Property and each and every part thereof, and, in the name of the Owner or otherwise as deemed most appropriate, conduct the business thereof, and exercise the franchises pertaining thereto and all the rights and powers of the Owner, and use all the then existing property and assets for that purpose either personally or by their superintendents, managers, receivers, agents and/or servants or attorneys, as Lender shall deem best; and, at the expense of the Mortgaged Property, from time to time, either by purchase, repairs or construction, may maintain and restore, and insure, and keep insured, the Mortgaged Property whereof Lender, personally or by its attorneys or agent (as directed by Lender), shall become possessed as aforesaid, in the manner and to the same extent as is usual with similar properties, and likewise, from time to time, at the expense of the Mortgaged Property, may obtain such appraisals and environmental reports as Lender may deem appropriate with respect to the Mortgaged Property, make all necessary and/or proper repairs, renewals and replacements and useful alterations, additions, betterments, and improvements thereto and thereon, as Lender may seem appropriate; collect and receive all tolls, earnings, income, rents, issues, profits and revenues of the same and of every part thereof; and after deducting the expenses of operating the Mortgaged Property and of conducting the business thereof and of all appraisals, environmental reports, repairs, maintenance, renewals, replacements, alterations, additions, betterments and improvements, and all payments which may be made for interest, taxes, assessments, insurance and prior or other charges upon the Mortgaged Property or any part thereof, as well as all expenses and just and reasonable compensation for the services of Lender, and all attorneys, counsel, agents, clerks, servants and other employees by them properly engaged and employed, apply the balance of the moneys received by Lender, personally or by its attorneys or agent (as directed by Lender), in the manner provided in Section 4.3(l). Whenever all that is due and payable on the Indebtedness under any of the terms of this Indenture and any other Loan Documents shall have been paid Lender shall surrender possession of the Mortgaged Property taken under this Section (other than cash or securities at the time required to be held hereunder and except to the extent the Mortgaged Property has theretofore been foreclosed upon and sold pursuant to the terms of this Indenture) to the Owner, its successors or assigns; the same right of entry, however, to exist upon any subsequent Event of Default.

          (b) Lender, after giving written notice that an Event of Default has occurred and written notice of sale to Owner, with or without entry, may sell or dispose of, subject to all the Liens thereon which then shall be prior and superior to the Lien of this Indenture, if any, or free from such Liens as Lender may elect to discharge, the Mortgaged Property and all or any part or parts of the right, title, interest, claim and demand of Owner therein and the right of redemption thereof, at one or more private or public sales pursuant to
Section 4.3, in accordance with applicable law as an entirety or in parcels and at such time or times and place or places and upon such conditions as to upset or reserve bids or prices and as to terms of payment including terms as to credit, partial credits and security for payment and other terms of sale as it or they may fix, or as may be required by law, including power and authority to rescind or vary any contract of sale that may be entered into and to resell under the powers herein conferred. Any sums so collected or received shall be held and applied by it in the manner provided in Section 4.3(l).

          (c) Lender, with or without entry, may proceed to protect and to enforce its rights under this Indenture or any other Loan Document by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement contained herein or in any Loan Document, or in aid of the execution of any power therein granted or for the foreclosure of this Indenture, or for the sale of the Mortgaged Property under the power of sale granted herein or the judgment or decree of any court or courts of competent jurisdiction, or by any other appropriate legal or equitable remedy as, being advised by Independent counsel, shall be deemed most effectual to protect and enforce any rights or duties hereunder.

          (d) Lender may exercise all remedies and rights provided under the Code or similar laws.

          (e) Lender may seek to recover judgment on the Note (or any portion of the Indebtedness evidenced thereby), either before, during or after any proceedings for the foreclosure (or partial foreclosure) or enforcement of this Indenture or any other Loan Document.

          (f) Lender may secure the appointment of a receiver, trustee, liquidator or similar official of the Mortgaged Property or any portion thereof, and Owner hereby consents and agrees to such appointment, without notice to Owner and without regard to the adequacy of the security for the Indebtedness and without regard to the solvency of Owner or any other Person liable for the payment of the Indebtedness, and, if Lender so elects and directs, such receiver or other official shall have power to continue all then pending actions and to hold and enforce all such choses-in-action as have accrued or are to accrue to Owner, as well as all of the earnings, income and profits thereof, for the sole benefit of Lender, and shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender to receive the Property Income with respect to any of the Mortgaged Property pursuant to this Indenture.

          (g) In addition to the rights which Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Owner to pay monthly in advance to Lender, or any receiver appointed to collect the Property Income, the fair and reasonable rental value for the use and occupation of any portion of the Mortgaged Property occupied by Owner and may require Owner to vacate and surrender possession to Lender of the Mortgaged Property or to such receiver and, Owner may be evicted by summary proceedings or otherwise.

          (h) Lender may pursue against Owner, any other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the other Loan Documents.

     In case any Event of Default shall occur, Lender may proceed to lawfully exercise any one or more of the foregoing remedies.

     Section 4.3    General Provisions Regarding Remedies.
                    -------------------------------------

          (a) Effect of Judgment.  No recovery of any judgment by Lender and no
              ------------------
levy of an execution under any judgment upon the Mortgaged Property or any portion thereof or upon any other property of Owner shall adversely affect in any manner or to any extent the Lien of this Indenture upon the remaining portion of the Mortgaged Property. Such Lien, rights, powers and remedies of Lender shall continue unimpaired as before until full payment of the Indebtedness secured hereby.

          (b) Continuing Power of Sale.  The right of Lender to foreclose under
              ------------------------
this Indenture shall not be exhausted by any one or more sales of any portion of the Mortgaged Property but shall continue unimpaired until all of the Mortgaged Property is sold or all of the Indebtedness is paid in full.

          (c) Power of Sale; Receivership.  In case any Event of Default shall
              ---------------------------
occur and be continuing and Lender shall proceed by suit or suits at law or in equity, or by any other judicial proceeding, as Lender shall be entitled to have the Mortgaged Property or any portion thereof sold by judicial sale under the order of a court or courts of competent jurisdiction, or by power of sale, or under executory or other legal process, for or toward the satisfaction of the Indebtedness entitled to the benefit of the security of this Indenture, and Lender shall be entitled to the enforcement of the rights, liens and security provided by this Indenture as a matter of right, and during the pendency of any such action, suit or proceeding Lender shall be entitled, as a matter of right, to one or more receiverships of the Mortgaged Property, or any portion thereof, and of the earnings, revenues, issues, profits and income thereof, without regard to the adequacy of the security for the Indebtedness and whether the Mortgaged Property shall or shall not be adequate and sufficient to pay and satisfy the Indebtedness then outstanding; but, notwithstanding the appointment of any such receiver, Lender shall be entitled to the possession and control of any cash and other securities payable or deliverable under the provisions of this Indenture to Lender.

          (d) Sale.  In the event of any sale, whether made under the power of
              ----
sale herein granted or conferred, or under or by virtue of judicial proceedings, or of any judgment or decree of foreclosure and sale, the whole of the Mortgaged Property may be sold, in the sole discretion of Lender, in one parcel as an entirety or in such parcels and in such order as shall be determined by Lender, in its sole discretion, or, otherwise, and this provision shall bind the parties hereto; and each for itself and all persons, firms and corporations claiming by, through or under it, or who may at any time hereafter become holders of Liens junior to the Lien of this Indenture, hereby expressly waive and release, to the full extent permitted by applicable law, any and all right to have the Mortgaged Property or any part thereof marshaled upon any sale, foreclosure or other enforcement hereof; and Lender or any court in which the foreclosure of this Indenture or the administration of any trusts hereby created is sought, shall have the right as aforesaid to sell the Mortgaged Property as a whole in a single parcel or in such parcels and in such order as Lender may determine in its sole discretion.

          (e) Notice of Sale.  Notice of any sale pursuant to any provision of
              --------------
this Indenture shall be given in such manner and in such places as may be required by law and, in addition, as Lender may deem advisable.

          (f) Adjournment of Sale.  Any sale to be made under the provisions of
              -------------------
this Indenture may be adjourned and readjourned, from time to time, by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, without further notice or publication, such sale may be made at the time and place to which the same shall be so adjourned or readjourned to the extent permitted by applicable law.

          (g) Conveyance Upon Sale.  Upon the completion of any sale or sales
              --------------------
under or by virtue of the provisions of this Indenture, Lender or any Person duly appointed by any court of competent jurisdiction for such purpose, as may be required by applicable law, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or good and sufficient deeds of conveyance of fee simple title with such covenants made on behalf of Owner and other instruments conveying, assigning and transferring the property and franchises sold as Lender may determine in its sole discretion. Lender its successors, are hereby appointed the true and lawful irrevocable attorneys of Owner, which appointment is coupled with an interest, in its name and stead, to make all necessary deeds and conveyances of property thus sold, and for that purpose it may execute all necessary acts of assignment and transfer, and may substitute one or more persons with like power, Owner hereby authorizing, ratifying and confirming all that its said attorneys, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, Owner, if so requested by Lender shall ratify and confirm such sale or sales by executing and delivering to such purchaser or purchasers all such instruments, transfers, assignments and conveyances as may be necessary or desirable in the judgment of Lender for the purpose designated in such request.

          (h) Termination of Equity of Redemption.  To the full extent permitted
              -----------------------------------
by applicable law and subject to the waivers set forth in Section 4.3(d), any such sale or sales made under or by virtue of the provisions of this Indenture, whether under the power of sale hereby granted and conferred, or under or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Owner of, in and to the Mortgaged Property sold, and shall be a conclusive and perpetual bar and extinguishment of any and all equity of redemption, both at law and in equity, against Owner, its successors and/or assigns, and against any and all Persons claiming or seeking to claim an interest in the Mortgaged Property sold, or any part thereof from, through or under Owner, its successors and/or assigns.

          (i) Fixtures.  To the extent that any particular item of Mortgaged
              --------
Property is a fixture under applicable real property law and is also a fixture subject to the security interest under the Code, the option is hereby given (i) to treat any such item as equipment under the Code and to sever (physically or constructively) such item from the real estate and to exercise all remedies provided in the Code with respect thereto; or (ii) to treat any such item as a part of the real estate and to foreclose upon or sell same in accordance with the laws of the State pertaining to the sale at foreclosure or sale under power of sale of real estate. Said option may be exercised after the occurrence and during the continuance of an Event of Default at any time or times, and any number of times and the times and manner of the exercise of such option shall be solely within the sole discretion and direction of Lender.

          (j) Discharge of Purchaser.  The receipt or receipts of Lender or of
              ----------------------
the court officer conducting any such sale for the purchase money paid at any such sale shall be a sufficient discharge therefor to any purchaser of the Mortgaged Property or any part thereof sold as aforesaid; and no such purchaser or his representatives, grantees and/or assigns, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money upon or for any trust or purpose of this Indenture, or in any manner whatsoever be answerable for any loss, misapplication or non-application of any such purchase money or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

          (k) Credit for Indebtedness.  Upon any sale made under the power of
              -----------------------
sale granted in this Indenture or under or by virtue of judicial proceedings, any holder or holders of Indebtedness may bid for and purchase the property being sold and upon compliance with the terms of sale may hold, retain and dispose of such property in its or their own absolute right without further accountability and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness of Owner secured by this Indenture the net proceeds of sale after deduction of all costs, expenses and other amounts to be paid therefrom as herein provided. The Person making such sale shall accept such settlement without requiring the production of the Note, and without such production there shall be deemed credited thereon the net proceeds of sale ascertained and established as aforesaid.

          (l) Disposition of Proceeds of Sale and Other Amounts Received Under
              ----------------------------------------------------------------
Article 4.  Except to the extent governed by the terms and provisions of Section
---------
4.3(k) hereof, all amounts received under this Article and all purchase money, proceeds or avails of any sale or sales referred to in this Article, whether under the power of sale herein granted or pursuant to judicial proceedings, together with any other amounts of cash which then may be held by Lender under any of the provisions of this Indenture, shall be applied as follows:

          First, to the payment of the costs and expenses of such collection,
          -----
     sale, including reasonable compensation to Lender, its agents, attorneys and counsel, and of all expenses, liabilities and Advances made or incurred by Lender under this Indenture or under any other Loan Document, with interest thereon in accordance with this Indenture, and to payment of all taxes, assessments or Liens prior to the Lien of this Indenture except any taxes, assessments or other prior Liens subject to which such sale has been made and to the payment of all other costs incurred in connection with the enforcement of the Loan Documents;

          Second, in such order and priority as determined by Lender in its sole
          ------
     discretion, to the payment of all Late Charges, Make-Whole Premiums, Default Rate Interest or other sums payable under the Note, this Indenture or any other Loan Document, to all other interest which shall be due and payable with respect to the Indebtedness and to the principal of the Indebtedness, together with post-judgment interest as permitted by law; and

          Third, to the payment of the surplus, if any, to Owner, its successors
          -----
     or assigns, or to whomsoever may be lawfully entitled to receive the same.

          (m) Action Upon The Note.  In case, pursuant to Section 4.1 hereof,
              --------------------
the Indebtedness shall have become immediately due and payable and Owner shall fail to pay the same forthwith, Lender, in its own name, as required by applicable law, shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid.

     Lender shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the Lien of this Indenture upon all or any portion of the Mortgaged Property, and the right to recover such judgment shall not be affected by any entry or sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture or the foreclosure of the Lien hereof; and in case of a sale of any of the Mortgaged Property and of the application of the proceeds of sale to the payment of the Indebtedness hereby secured, Lender, in its own name, shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon any and all of the Indebtedness secured hereunder and then outstanding, and shall be entitled to recover judgment for any portion of such Indebtedness remaining unpaid. No recovery of any such judgment and no attachment or levy of any execution upon any such judgment, upon the Mortgaged Property or any part thereof or upon any other property pledged by Owner as security for the Indebtedness, shall, in any manner or to any extent, affect the Lien of this Indenture upon the Mortgaged Property or any part thereof, or any lien, rights, powers or remedies hereunder, or of the holder or holders of the Indebtedness secured hereby but such lien, rights, powers and remedies shall continue unimpaired as before.

     Any moneys collected under the provisions of this Section shall be applied as set forth in Section 4.3(l).

          (n) Impairment of Security.  Lender shall have power to institute and
              ----------------------
maintain such suits and proceedings as Lender shall deem necessary, appropriate or expedient to prevent any impairment of the security hereunder or to preserve and to protect its interests and security in respect of the Mortgaged Property, or in respect of the income, earnings, rents, issues, profits and revenues arising therefrom, including power to institute and to maintain suits or proceedings to restrain the enforcement of, or compliance with, or the observance of, any legislative or other governmental order that may be deemed unconstitutional or otherwise invalid, if in the sole judgment of Lender the enforcement of, or compliance with, or observance of, such order would impair the security hereunder or be prejudicial to the interests of Lender.

          (o) Waivers and Agreements Regarding Remedies.  To the fullest extent
              -----------------------------------------
Owner may legally do so, Owner:

          (i) agrees that Owner will not at any time insist upon, plead, claim or take the benefit or advantage of any laws now or hereafter in force providing for any appraisal or appraisement, valuation, stay, extension or redemption, and waives and releases all rights of redemption, valuation, appraisal or appraisement, stay of execution, extension and notice of election to accelerate or declare due the whole or any portion of the Indebtedness, except as otherwise expressly provided herein or in the other Loan Documents;

          (ii) waives all rights to a marshaling of the assets of Owner, its partners, members or other owners, if any, and others with interests in Owner and the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the interests hereby created, and agrees not to assert any right under any laws pertaining to the marshaling of assets, the sale in inverse order of alienation, homestead exemption, the administration of estates of decedents, or any other matters whatsoever to defeat, reduce or affect the right of Lender under the Loan Documents to a sale of the Mortgaged Property for the collection of the Indebtedness without any prior or different resort for collection, or the right of Lender to the payment of the Indebtedness out of the Net Proceeds of the Mortgaged Property in preference to every other claimant whatsoever;

          (iii) waives any right to bring or utilize any counterclaim (other than a compulsory counterclaim) or set-off and any counterclaim or set-off raised by Owner in such foreclosure action, shall be dismissed; provided,
                                                                --------
however, that if such counterclaim or set-off is based on a claim which could be
-------
tried in an action for money damages, the foregoing waiver shall not bar a separate action for such damage (unless such claim is required by law or applicable rules of procedure to be pleaded in or consolidated with the action initiated by Lender), but such separate action shall not thereafter be consolidated with any foreclosure action of Lender; and provided further that
                                                        --------
the bringing of such separate action for money damages shall not be deemed to afford any grounds for staying any such foreclosure action;

          (iv) waives and relinquishes any and all rights and remedies Owner may have or be able to assert by reason of the provisions of any laws pertaining to the rights and remedies of sureties or guarantors;

          (v) waives the defense of laches and any applicable statutes of limitation; and

          (vi) waives any right to have any trial, action or proceeding tried by a jury.

          (p) No Impairment of Lender's Rights.  No delay or omission of Lender
              --------------------------------
to exercise any right or power arising from any default shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein, nor shall the action of Lender in case of any default, or of any default and the subsequent waiver of such default, affect or impair the rights of Lender in respect of any subsequent default on the part of the Owner or impair any right resulting therefrom and every power and remedy given by this Article may be exercised from time to time, and as often as may be deemed expedient by Lender.

          (q) Restoration of Rights.  In case of any waiver of any default or
              ---------------------
Event of Default hereunder, Owner and Lender shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          (r) Remedies Non-Exclusive.  Except as herein expressly provided to
              ----------------------
the contrary, no remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now of hereafter existing at law or in equity or by statute; and the employment of any remedy hereunder, or otherwise, shall not, to the extent permitted by applicable law prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

          (s) No Waiver or Release.  Lender may resort to any remedies and the
              --------------------
security given by the Loan Documents, in whole or in part, and in such portions and in such order as determined in Lender's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Loan Documents. The failure of Lender to exercise any right, remedy or option provided in the Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Loan Documents. No acceptance by Lender of any payment after the occurrence of an Event of Default and no payment by Lender of any Advance or obligation for which Owner is liable hereunder shall be deemed to waive or cure any Event of Default, or Owner's liability to pay such obligation. No forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Indebtedness or any other indulgence given by Lender to Owner or any other Person, shall operate to release or in any manner affect the interest of Lender in the remaining Mortgaged Property or the liability of Owner to pay the Indebtedness. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated.

          (t) Lender's Right to Waive, Consent or Release.  Lender may at any
              -------------------------------------------
time, in writing, (i) waive compliance by Owner with any covenant herein made by such Owner to the extent and in the manner specified in such writing; (ii) consent to Owner doing any act which Owner is prohibited hereunder from doing, or consent to Owner failing to do any act which Owner is required hereunder to do, to the extent and in the manner specified in such writing; or (iii) release any portion of the Mortgaged Property, or any interest therein, from this Indenture and the lien of the other Loan Documents. No such act with respect to Owner shall in any way impair the rights of Lender hereunder with respect to Owner or any of the remaining Mortgaged Property except to the extent expressly provided by Lender in such writing.

          (u) No Impairment; No Release.  The interests and rights of Lender
              -------------------------
under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Indebtedness; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Mortgaged Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Indebtedness.

          (v) Limitation Upon Exercise of Remedies.  All rights, remedies and
              ------------------------------------
powers provided by this Indenture or any supplemental indenture may be exercised only to the extent that the exercise or enforcement thereof does not violate any applicable provision of law and all the provisions of this Indenture or any supplemental indenture are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they will not render this Indenture or any supplemental indenture or the Indebtedness invalid or unenforceable, or render this Indenture or any supplemental indenture not entitled to be recorded or filed under the provisions of any applicable law in order to create or maintain the Lien intended to be created hereby or thereby.

          (w) Lender's Discretion.  Except to the extent expressly provided to
              -------------------
the contrary herein, in the other Loan Documents or as may be required by applicable law, Lender may exercise its rights, options and remedies and may make all decisions, judgments and determinations under this Indenture and the other Loan Documents in its sole, unfettered discretion.

          (x) Recitals of Facts.  In the event of a sale or other disposition of
              -----------------
all or any portion of the Mortgaged Property pursuant to Section 4.2 or Section
4.3 hereof and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts (such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition) shall be conclusive proof of the truth of such facts. Any such deed or conveyance shall be conclusive against all Persons as to such facts recited therein.

          (y) Possession of the Mortgaged Property.  Upon the occurrence and
              ------------------------------------
during the continuance of any Event of Default hereunder and demand by Lender at its option, Owner shall immediately surrender or cause the surrender of possession of the Mortgaged Property to Lender. If Owner or any other occupant is permitted to remain in possession, such possession shall be as a licensee of Lender and such occupant (i) shall on demand pay to Lender monthly, in advance, reasonable use and occupancy charges for the space so occupied (which shall not, in any event, be less than one hundred percent (100%) of the Debt Service Payments and Securitization Costs set forth in the Loan Documents, and (ii) in default thereof, may be dispossessed by summary proceedings. Upon three (3) days prior demand, Owner shall assemble the Collateral and make it available at any place Lender may designate to allow Lender to take possession and/or dispose of the Collateral. The covenants herein contained may be enforced by a receiver of the Mortgaged Property or any portion thereof.

          (z) Subrogation.  If all or any portion of the proceeds of the Note or
              -----------
any Advance shall be used directly or indirectly to pay off, discharge or satisfy, in whole or in part, any prior lien or encumbrance upon the Mortgaged Property or any portion thereof, then Lender shall be subrogated to, and shall have the benefit of the priority of, such other lien or encumbrance and any additional security held by the holder thereof.

                                   ARTICLE 5

                                 Miscellaneous

     Section 5.1    Notices. All notices, consents, approvals and requests
                    -------
required or permitted hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if hand delivered or sent by
(i) certified or registered United States mail, postage prepaid, return receipt requested, or (ii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, in each case addressed as shown below, or (iii) by facsimile to the facsimile numbers shown below followed by notice sent in accordance with clause (ii) to the addresses shown below:

     If to Lender:            Corporate Real Estate Capital, LLC
                              c/o Secured Capital Corp
                              11150 Santa Monica Blvd., Suite 1400
                              Los Angeles, California  90025
                              Attention: D. Michael Van Konynenburg
                              Fax No: (310) 477-3436

     with a copy to:          Corporate Real Estate Capital, LLC
                              c/o U.S. Realty Advisors, LLC
                              1370 Avenue of the Americas
                              New York, New York 10019
                              Attention: David M. Ledy
                              Fax No: (212) 581-4950

     with copy to:            Day, Berry & Howard
                              260 Franklin Street
                              Boston, Massachusetts  02110
                              Attention:  Cynthia J. Williams, Esq.
                              Fax No: (617) 345-4745

     If to Owner:             Merkert Enterprises, Inc.
                              500 Turnpike Street
                              Canton, Massachusetts 02021
                              Attention: Sidney D. Rogers, Jr.
                              Fax No: (781) 828-8274

     with a copy to:          Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
                              P.C.

                              One Financial Center
                              Boston, Massachusetts 02111
                              Attention: Joel R. Bloom, Esq.
                              Fax No: (617) 542-2241

Such address or facsimile number may be changed by any party in a written notice to the other parties hereto in the manner provided for in this Section. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a business day; in the case of expedited prepaid delivery, upon the first attempted delivery on a business day; or in the case of facsimile delivery upon receipt noted on the copy of the facsimile notice retained in the records of the sender thereof. A party receiving a notice which does not comply with the technical requirements for notice under this Section
5.1 may elect to waive any deficiencies and treat the notice as having been properly given.

     Section 5.2    Binding Obligations; Joint and Several.  The provisions and
                    --------------------------------------
covenants of this Indenture shall run with the land, shall be binding upon Owner, its successors and assigns, and shall inure to the benefit of Lender, its legal representatives, successors and assigns. If Owner consists of more than one Person or party, the obligations and liabilities of each such Person or party hereunder shall be joint and several. Owner acknowledges and agrees that Lender may assign its duties, rights or obligations hereunder or under any Loan Document in whole, or in part, to a servicer and/or trustee or other entity in Lender's sole discretion.

     Section 5.3    Captions.  The captions of the Sections and subsections of
                    --------
this Indenture are for convenience only and are not intended to be a part of this Indenture and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

     Section 5.4    Severability.  If any one or more of the provisions
                    ------------
contained in this Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, but this Indenture shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 5.5    Owner's Indebtedness Absolute.  Except as set forth to the
                    -----------------------------
contrary in the Loan Documents, all sums payable by Owner hereunder shall be paid without notice, demand, counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Owner hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of:

          (a) any damage to or destruction of or any condemnation or similar taking of the Mortgaged Property or any portion thereof;

          (b) any restriction or prevention of or interference with any use of the Mortgaged Property or any portion thereof;

          (c) any title defect or encumbrance or any eviction from the Mortgaged Property or any portion thereof by title paramount or otherwise; (d) any Bankruptcy Proceeding relating to Owner, if any, or any action taken with respect to this Indenture or any other Loan Document by any trustee or receiver of Owner, or by any court, in any such proceeding; (e) any claim which Owner has or might have against Lender; (f) any default or failure on the part of Lender to perform or comply with any of the terms hereof or of any other agreement with Owner; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Owner shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Owner waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Owner.

     Section 5.6    Amendments.  This Indenture cannot be altered, amended,
                    ----------
modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless in writing and signed by the party against which enforcement is sought and by Lender.

     Section 5.7    Other Loan Documents and Schedules.  All of the agreements,
                    ----------------------------------
conditions, covenants, provisions and stipulations contained in the Note, the Loan Agreement and the other Loan Documents, and each of them, which are to be kept and performed by Owner are hereby made a part of this Indenture to the same extent and with the same force and effect as if they were fully set forth in this Indenture, and Owner shall keep and perform the same, or cause them to be kept and performed, strictly in accordance with their respective terms. The cover sheet to this Indenture and each schedule, rider and exhibit attached to this Indenture are integral parts of this Indenture and are incorporated herein by this reference. In the event of any conflict between the provisions of any such schedule or rider and the remainder of this Indenture, the provisions of such schedule or rider shall prevail.

     Section 5.8    Merger.  So long as any Indebtedness shall remain unpaid,
                    ------
fee title to and any other estate in the Mortgaged Property shall not merge, but shall be kept separate and distinct, notwithstanding the union of such estates in any Person.

     Section 5.9    Time of the Essence.  Time shall be of the essence in the
                    -------------------
performance of all obligations of Owner under this Indenture.

     Section 5.10   Release.  If all of the Indebtedness is paid in full, then
                    -------
in that event only all rights of Lender under this Indenture and the other Loan Documents shall terminate and the Mortgaged Property shall become free and clear of the liens, grants, security interests, conveyances and assignments evidenced hereby and thereby, and Lender shall release or cause to be released without warranty such liens, grants, assignments, conveyances and security interests in due form at Owner's cost (to the extent permitted by the law of the State), and this Indenture and the estate hereby granted shall cease and become void; provided, however, that no provision of this Indenture or any other Loan
--------  -------
Document which, by its own terms, is intended to survive such payment, performance, and release (nor the rights of Lender under any such provision) shall be affected in any manner thereby and such provision shall, in fact, survive. Recitals of any matters or facts in any release instrument executed by Lender under this Section 5.10 shall be conclusive proof of the truthfulness thereof. To the extent permitted by law, such an instrument may describe the grantee or releasee as "the person or persons legally entitled thereto," and Lender shall not have any duty to determine the rights of persons claiming to be rightful grantees or releases of the Mortgaged Property. When this Indenture has been fully released or discharged by Lender, the release or discharge hereof shall operate as a release and discharge of and as a reassignment of all future Leases and Property Income with respect to the Mortgaged Property to the person or persons legally entitled thereto, unless such release expressly provides to the contrary.

     Section 5.11   Offsets, Counterclaims and Defenses.  Any assignee of
                    -----------------------------------
Lender's interest in and to this Indenture, the Note and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Indenture, the Note and the other Loan Documents which Owner may otherwise have against any assignor of this Indenture, the Note and the other Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Owner in any action or proceeding brought by any such assignee upon this Indenture, the Note and other Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Owner.

     Section 5.12   No Joint Venture or Partnership.  Owner and Lender intend
                    -------------------------------
that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Owner and Lender nor to grant Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

     Section 5.13   Publicity.  All promotional news releases, publicity or
                    ---------
advertising by Owner or its Affiliates through any media intended to reach the general public shall not refer to the Loan Documents or the financing evidenced by the Loan Documents, or to Lender without the prior written approval of Lender, in each instance. Any of the Lender Parties shall be authorized to provide information relating to the Mortgaged Property, the Loan and matters relating thereto to rating agencies, underwriters, placement agents, any other Persons engaged in connection with a proposed securitization intending to include the Loan, potential securities investors, auditors, regulatory authorities and to any parties which may be entitled to such information by operation of law.

     Section 5.14   Governing Law.  This Indenture and the obligations arising
                    -------------
hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts. To the fullest extent permitted by law, Owner hereby unconditionally and irrevocably waives any claim to assert that the law of any jurisdiction other than Massachusetts, as applicable, governs this Indenture, the Note and the other Loan Documents. Each party hereto agrees that any action or proceeding under this Indenture or any other Loan Document shall be brought or enforced only in the state or federal courts sitting in the Commonwealth of Massachusetts.

     Section 5.15   Lender's Discretion.  Whenever pursuant to this Indenture,
                    -------------------
Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically provided in this Agreement) be in the sole discretion of Lender and shall be final and conclusive.

     IN WITNESS WHEREOF, this Indenture has been executed by Owner as of the day and year first hereinabove written.

                    MERKERT ENTERPRISES, INC., as Owner


                    By:  /s/ Sidney D. Rogers, Jr.
                         ----------------------------------
                         Sidney D. Rogers, Jr.
                         Treasurer


                    By:  /s/ Thomas P. Maher
                         ----------------------------------
                         Thomas P. Maher
                         Vice President

                                ACKNOWLEDGMENT
                                --------------

COMMONWEALTH OF MASSACHUSETTS
Suffolk, ss


     On this 11th day of February 1998, before me appeared Sidney D. Rogers Jr, to me personally known, who, being by me duly sworn (or affirmed), did say that
(s)he is the Treasurer of Merkert Enterprises, Inc. and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said Sidney D. Rogers, Jr acknowledged said instrument to be the free act and deed of said corporation.

                         /s/ Cynthia J Grondin
                         --------------------------------
                         Name: Cynthia J. Grondin
                         Title: Notary Public
                         Commission Expires On: 4-30-04



                                ACKNOWLEDGMENT
                                --------------

COMMONWEALTH OF MASSACHUSETTS
Suffolk, ss


     On this 11th day of February 1998, before me appeared Thomas P. Maher, to me personally known, who, being by me duly sworn (or affirmed), did say that
(s)he is the Vice President of Merkert Enterprises, Inc. and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors, and said Thomas P. Maher acknowledged said instrument to be tHe free act and deed of said corporation.

                         /s/ Cynthia J. Grondin
                         --------------------------------
                         Name: Cynthia J. Grondin
                         Title: Notary Public
                         Commission Expires On: 4-30-04